EXHIBIT 10.3.3










                       AMENDED AND RESTATED LOAN AGREEMENT

                                  by and among

                                Q.E.P. CO., INC.
                              Q.E.P. - O'TOOL, INC.
                            MARION TOOL CORPORATION,
                            WESTPOINT FOUNDRY, INC.,
                     ROBERTS CONSOLIDATED INDUSTRIES, INC.,
                     ROBERTS HOLDING INTERNATIONAL, INC. AND
                         ROBERTS COMPANY CANADA LIMITED
                                  ("BORROWER")

                                       and

                               FLEET NATIONAL BANK
                                   ("LENDER")

                          DATED AS OF OCTOBER 21, 1997




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                                TABLE OF CONTENTS
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ARTICLE 1

        DEFINITIONS AND ACCOUNTING TERMS.....................................................2
               Section 1.1   DEFINED TERMS...................................................2
               Section 1.2   TERMS GENERALLY................................................15

ARTICLE 2

        AMOUNTS AND TERMS OF THE LOANS......................................................15
        A.     THE LOANS....................................................................15
               Section 2.1   REVOLVING LOAN.................................................15
               Section 2.3   INTEREST PROVISIONS............................................18
               Section 2.4   NOTICE AND MANNER OF BORROWING; CONVERSION OR CONTINUATION OF
                             INTEREST RATE..................................................19
               Section 2.5   EXCESS ADVANCES................................................20
               Section 2.6   METHOD OF PAYMENT..............................................20
               Section 2.7   COLLECTION OF FUNDS............................................20
        B.     CERTAIN GENERAL PROVISIONS...................................................21
               Section 2.8   PAYMENTS FREE OF DEDUCTIONS....................................21
               Section 2.9   COMPUTATIONS...................................................21
               Section 2.10  ADDITIONAL PAYMENTS............................................21
               Section 2.11  CAPITAL ADEQUACY...............................................22
               Section 2.12  CERTIFICATE; PROTECTION........................................23
               Section 2.13  OBLIGATIONS ABSOLUTE...........................................23
        C.     ADDITIONAL CLAUSES FOR LIBOR RATE ADVANCES...................................23
               Section 2.14  NOTICE.........................................................23
               Section 2.15  INVALIDITY; ENFORCEABILITY.....................................24
        D.     MISCELLANEOUS................................................................24
               Section 2.16  USE OF PROCEEDS................................................24
               Section 2.17  TERMINATION....................................................24
               Section 2.18  INDEMNIFICATION................................................24
               Section 2.19  CROSS-PAYOUT...................................................25
        E.     LETTERS OF CREDIT............................................................25
               Section 2.20  LETTERS OF CREDIT..............................................25

ARTICLE 3

        CONDITIONS PRECEDENT................................................................27
               Section 3.1   CONDITIONS PRECEDENT TO EFFECTIVENESS..........................27



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               Section 3.2   CONDITIONS PRECEDENT TO ALL ADVANCES, ETC......................29

ARTICLE 4

        REPRESENTATIONS AND WARRANTIES......................................................30
               Section 4.1   INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION............30
               Section 4.2   CORPORATE POWER AND AUTHORITY..................................30
               Section 4.3   LEGALLY ENFORCEABLE AGREEMENT..................................31
               Section 4.4   FINANCIAL STATEMENTS AND CONDITION; FULL DISCLOSURE............31
               Section 4.5   OTHER AGREEMENTS; NO DEFAULT...................................32
               Section 4.6   LITIGATION.....................................................32
               Section 4.7   NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS.................32
               Section 4.8   OWNERSHIP AND LIENS............................................32
               Section 4.9   SUBSIDIARIES...................................................32
               Section 4.10  OPERATION OF BUSINESS..........................................32
               Section 4.11  TAXES..........................................................33
               Section 4.12  DEBT...........................................................33
               Section 4.13  CAPITAL STOCK..................................................33
               Section 4.14  MARGIN SECURITIES..............................................33
               Section 4.15  FISCAL YEAR....................................................33
               Section 4.16  NO BROKER'S FEES, ET...........................................33
               Section 4.17  GOVERNMENTAL CONSENTS AND REGULATORY APPROVALS.................33
               Section 4.18  ELIGIBLE ACCOUNTS RECEIVABLE...................................33
               Section 4.19  ELIGIBLE INVENTORY.............................................34
               Section 4.20  ENVIRONMENTAL COMPLIANCE.......................................34
               Section 4.21  COMPLIANCE WITH LAWS...........................................34
               Section 4.22  EVENTS OF DEFAULT..............................................34
               Section 4.23  LABOR DISPUTES AND ACTS OF GOD.................................34
               Section 4.24  ERISA..........................................................35

ARTICLE 5

        AFFIRMATIVE COVENANTS...............................................................35
               Section 5.1   MAINTENANCE OF EXISTENCE.......................................35
               Section 5.2   MAINTENANCE OF RECORDS.........................................35
               Section 5.3   MAINTENANCE OF PROPERTIES......................................35
               Section 5.4   CONDUCT OF BUSINESS............................................35
               Section 5.5   MAINTENANCE OF INSURANCE.......................................36
               Section 5.6   COMPLIANCE WITH LAWS...........................................36
               Section 5.7   RIGHT OF INSPECTION............................................36
               Section 5.8   REPORTING REQUIREMENTS.........................................36
               Section 5.9   ELIGIBLE ACCOUNTS RECEIVABLE; ELIGIBLE INVENTORY...............38


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               Section 5.10  COLLATERAL.....................................................38
               Section 5.11  DEFEND COLLATERAL..............................................39
               Section 5.12  ENVIRONMENTAL COVENANTS........................................39
               Section 5.13  OPERATING ACCOUNTS.............................................39

ARTICLE 6

        NEGATIVE COVENANTS..................................................................39
               Section 6.1   LIENS..........................................................39
               Section 6.2   DEBT...........................................................40
               Section 6.3   MERGERS, ETC...................................................40
               Section 6.4   LEASES.........................................................40
               Section 6.5   SALE AND LEASEBACK.............................................40
               Section 6.6   RESTRICTED PAYMENTS............................................40
               Section 6.7   SALE OF ASSETS.................................................40
               Section 6.8   INVESTMENTS....................................................41
               Section 6.9   GUARANTIES, ETC................................................41
               Section 6.10  TRANSACTIONS WITH AFFILIATES...................................41
               Section 6.11  SUBSIDIARIES...................................................41
               Section 6.12  FISCAL YEAR....................................................41
               Section 6.13  ACCOUNTING METHODS.............................................41
               Section 6.14  INVENTORY LOCATIONS............................................42

ARTICLE 7

        FINANCIAL COVENANTS.................................................................42
               Section 7.1   CURRENT RATIO..................................................42
               Section 7.2   TANGIBLE NET WORTH.............................................42
               Section 7.3   LEVERAGE RATIO.................................................42
               Section 7.4   SENIOR DEBT TO TRAILING EBITDA RATIO...........................42
               Section 7.5   INTEREST COVERAGE RATIO........................................42
               Section 7.6   DEBT SERVICE COVERAGE RATIO....................................43
               Section 7.7   CERTAIN FINANCIAL TERMS........................................43

ARTICLE 8

        SECURITY............................................................................44

ARTICLE 9

        EVENTS OF DEFAULT...................................................................44
               Section 9.1   EVENTS OF DEFAULT..............................................44



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ARTICLE 10

        GENERAL PROVISIONS..................................................................47
               Section 10.1  AMENDMENTS, ETC................................................47
               Section 10.2  NOTICES, ETC...................................................47
               Section 10.3  NO WAIVER; REMEDIES............................................48
               Section 10.4  SUCCESSORS AND ASSIGNS.........................................49
               Section 10.5  COSTS, EXPENSES, AND TAXES; INDEMNIFICATION....................49
               Section 10.6  RIGHT OF SETOFF................................................50
               Section 10.7  GOVERNING LAW; JURISDICTION....................................51
               Section 10.8  ENTIRE AGREEMENT; SEVERABILITY OF PROVISIONS...................52
               Section 10.9  ESTOPPEL CERTIFICATES..........................................52
               Section 10.10 WAIVER OF JURY TRIAL AND CONSEQUENTIAL DAMAGES.................52
               Section 10.11 REPLACEMENT OF THE NOTE........................................53
               Section 10.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................53
               Section 10.13 FURTHER ASSURANCES.............................................53
               Section 10.14 CONSTRUCTION...................................................54
               Section 10.15 CAPTIONS.......................................................54
               Section 10.16 OPINION LETTER.................................................54
               Section 10.17 EXAMINATION OF RECORDS.........................................54
               Section 10.18 RELEASES.......................................................54
               Section 10.19 COUNTERPARTS...................................................54
               Section 10.20 SUBSEQUENT BANKRUPTCY..........................................54
               Section 10.21 SUPERSEDING ORIGINAL LOAN AGREEMENT............................55


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                                       iv
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                       AMENDED AND RESTATED LOAN AGREEMENT

         AMENDED AND RESTATED LOAN AGREEMENT ("AGREEMENT"), dated as of October 21, 1997, by and between Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, and ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7 (all of the foregoing hereinafter collectively called the "BORROWER" unless otherwise specifically indicated) and FLEET NATIONAL BANK, a national banking association with an office at One Landmark Square, Stamford, Connecticut 06901 (hereinafter referred to as the "LENDER").



                              W I T N E S S E T H:



         The Borrower and the Lender have entered into a Revolving Loan and Security Agreement dated October 13, 1995 and amended as of July 25, 1997 (as amended from time to time the "ORIGINAL LOAN AGREEMENT"). The Borrower and the Lender desire to amend and restate the Original Loan Agreement in its entirety as hereinafter set forth.

         Borrower has requested that Lender extend credit in the form of a revolving credit facility and a term loan to the Borrower. Lender is willing to provide such credit, but only on the terms and subject to the conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of these premises and the covenants and agreements herein contained, Borrower and Lender agree as follows:




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                                    ARTICLE 1

                        DEFINITIONS AND ACCOUNTING TERMS

        Section 1.1 DEFINED TERMS. The following capitalized terms are used in this Agreement with the respective meanings set forth in this Section 1.1. Terms defined in the singular shall have the same meaning when used in the plural, and vice versa.

        "Account Debtor" means any Person who is or may become obligated to Borrower on or under a Receivable.

        "Acquisition" means the acquisition by Q.E.P. of the capital stock of Roberts pursuant to the Acquisition Agreement.

        "Acquisition Agreement" means the Stock Purchase Agreement by and between Q.E.P. and RCI Holdings, Inc. dated of even date herewith.

        "Affiliate" means any Person: (1) that, directly or indirectly, controls, is controlled by, or is under common control with, Borrower; (2) that is a shareholder, officer, or director of Borrower or of any Person that, directly or indirectly, controls, is controlled by, or is under common control with, Borrower, together with, in each case, their respective relatives (whether by blood or marriage), heirs, executors, administrators, personal representatives, successors, and assigns; and (3) any trust of which any of the foregoing Persons is a settlor, trustee, or beneficiary. For the purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; and "controlled" shall have the meaning correlative thereto.

        "Agreement" means this Amended and Restated Loan Agreement, as amended, supplemented, or modified and in effect from time to time.

        "Available Amount" means the maximum aggregate amount from time to time that beneficiaries may draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

        "Business Day" means a day other than a Saturday, Sunday, or other day on which banks in the State of Connecticut are required or authorized by law to be closed PROVIDED, HOWEVER, that when used in connection with a LIBOR Rate Advance, the term shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

        "Borrowing Base" means, at the relevant time of reference, the amount which is equal to (i) 85% of Eligible Accounts Receivable, plus (ii) 50% of Eligible Finished Goods Inventory, plus

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(iii) 35% of Eligible Raw Materials Inventory, plus (iv) 25% of Eligible
Work-in-Process Inventory, provided that Lender may, in its sole discretion, at any time and from time to time upon one (1) Business Day's prior written notice (unless a Default or an Event of Default shall have occurred and be continuing, in which event no such notice shall be required), adjust the advance rates set forth within this definition of "Borrowing Base".

        "Borrowing Base Certificate" means that term as defined in Section
5.8(d).

        "Borrowing Request" means that term as defined in Section 2.4.

        "Capital Assets" means that term as defined in Section 7.7(a).

        "Capital Expenditures" means that term as defined in Section 7.7(b).

        "Capital Lease" means all leases of property (whether real, personal, or mixed) which have been or should be capitalized on the books of the lessee in accordance with GAAP.

        "Collateral" means all property of Borrower now or hereafter subject to the Liens granted in the Security Documents.

        "Commitment" means Lender's commitment to make Revolving Advances to Borrower pursuant to Section 2.1 of this Agreement in an outstanding aggregate principal amount not to exceed at any time $10,000,000.

        "Contaminant" means any pollutants, hazardous or toxic substances or wastes or contaminated materials including but not limited to oil and oil products, asbestos, asbestos containing materials, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, flammables, explosives, radioactive materials, laboratory wastes, biohazardous wastes, chemicals, elements, compounds or any other materials and substances (including materials, substances or things which are composed of or which have as constituents any of the foregoing substances), which are or may be subject to regulation under, or the Release of which or exposure to which is prohibited, limited or regulated under any Environmental Law.

        "Credit Availability" means, at the relevant time of reference, the dollar amount equal to the lesser of (a) the Borrowing Base and (b) the Commitment, less, in each case, the sum of the aggregate outstanding principal amount of all Revolving Advances plus the Available Amount plus any unpaid Reimbursement Obligations.

        "Current Assets" means the term as defined in Section 7.7(c).

        "Current Liabilities" means that term as defined in Section 7.7(d).


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        "Current Maturities of Long Term Debt" means that term as defined in
Section 7.7(e).

        "Debt", as applied to any Person, means: (1) indebtedness or liability of such Person for borrowed money, or with respect to deposits or advances of any kind, or for the deferred purchase price of property or services (including trade obligations); (2) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (3) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (4) all obligations of such Person for the deferred purchase price of property or services (including trade obligations);
(5) all obligations of such Person as lessee under Capital Leases; (6) current liabilities of such Person in respect of the present value of unfunded vested benefits under any Plan; (7) obligations of such Person under letters of credit, bankers acceptances, or comparable arrangements; (8) obligations of such Person arising under acceptance facilities; (9) guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person to purchase, to provide funds for payment, to supply funds to invest in any Persons, or otherwise to assure a creditor against loss; (10) all obligations of such Person secured by any Lien on any of such Person's assets or property, whether or not the obligations have been assumed, and (11) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements. The Debt of any Person shall include the Debt of any partnership in which such person is a general partner.

        "Default" means an event or condition the occurrence or existence of which, with the lapse of time or the giving of a required notice, or both, would become an Event of Default.

        "Default Rate" means that rate of interest that is equal to the sum of 2% plus the rate of interest otherwise applicable to such Loan under the terms of this Agreement.

        "Drawdown Date" means the date on which any Revolving Advance is made.

        "Earnings Before Interest and Taxes" means that term as defined in
Section 7.7(f).

        "Earnings Before Interest, Taxes, Depreciation and Amortization" means that term as defined in Section 7.7(g).

        "Eligible Accounts Receivable" means, at the time of calculation, bona fide outstanding Receivables of Borrower, in which the Lender has a first priority perfected security interest, which satisfy all of the following requirements:

        (A) It is owing to Borrower and is subject to a validly perfected security interest in favor of Lender having priority over any and all other liens or encumbrances thereon;

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        (B) It arises from the sale or lease of goods by Borrower or the rendering of services by Borrower which have been shipped or delivered to an Account Debtor (i) on an absolute sale basis and not on consignment, on approval, or on a sale or return basis or subject to any other repurchase or return agreement, and (ii) on an open receivable basis, which is not evidenced by chattel paper or an instrument of any kind; provided that in any case, no material part of the subject goods or services has been returned, rejected, lost or damaged, and the Account Debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding of any kind;

        (C) If the Account Debtor is located outside the United States or, subject to subparagraph (K) of this definition, Canada, (i) the subject goods shall have been shipped after receipt, by Borrower from the Account Debtor, of
(a) an irrevocable letter of credit, which letter of credit shall have been issued or confirmed by a financial institution acceptable to Lender and shall be in form and substance acceptable to Lender and shall be transferred, assigned or otherwise made payable to Lender in form and substance satisfactory to Lender, or (b) credit insurance in form and substance and issued by an insurer satisfactory to Lender, and (ii) the Receivable shall be payable in the full amount of the face value of the Receivable in United States dollars;

        (D) It is a valid, legally enforceable obligation of the Account Debtor thereunder and is not and may not become subject to any offset, counterclaim or, in the opinion of Lender, contra or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder; provided, however, that if it is subject to any such offset, defense, or claim, it shall be ineligible to the extent of such offset, defense or claim;

        (E) It is subject to no lien or security interest whatsoever (including purchase money security interests), except for the security interest of Lender hereunder and liens or security interests which have been expressly subordinated to the security interest of Lender in form and substance satisfactory to Lender;

        (F) It is evidenced by an invoice or other proof of delivery in form acceptable to Lender;

        (G) Except as specifically approved in writing by Lender, it has not remained unpaid for a period exceeding the lesser of (i) ninety (90) days after the date of invoice, or (ii) sixty (60) days after the due date thereof;

        (H) It is not owing from an Account Debtor from whom 50% or more of the amounts owing Borrower have remained unpaid for a period exceeding the lesser of
(i) ninety (90) days from the date of invoice, or (ii) sixty (60) days after the due date thereof;

        (I) It does not arise out of transactions with an employee, officer, director, Affiliate, or Subsidiary of Borrower;

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        (J) It does not arise out of a transaction with, and is not owing from, the United States of America in an amount in excess of $1,000, unless Borrower has complied with the Federal Assignment of Claims Act, when applicable;

        (K) It is not owing from an Account Debtor located in the Province of Quebec, Canada or in any jurisdiction in which the Borrower has not complied with any laws which might restrict the ability of the Borrower to collect such Receivables; and

        (L) Lender has determined in its sole discretion that it is an Eligible Account Receivable.

        With respect to the Receivables, Borrower warrants and represents to Lender that, unless otherwise indicated in writing by Borrower: (A) They are genuine, are in all respects what they purport to be, are not evidenced by a judgment and are only evidenced by one, if any, executed original instrument, agreement, contract or document, which has been delivered to Lender; (B) They represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto; (C) The amounts of the face value shown on any schedule of accounts or accounts receivable aging report provided to Lender, and all invoices and statements delivered to Lender with respect to any Receivable are actually and absolutely owing to Borrower and are not contingent for any reason; (D) There are no setoffs, counterclaims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment; (E) There are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder from the amount of the invoice face value with respect to any Eligible Accounts Receivable, and on all contracts, invoices and statements delivered to Lender with respect thereto; (F) To the best knowledge of Borrower's officers, directors and key employees (including, without limitation, any sales personnel dealing with any such Account Debtor), all Account Debtors, under any Eligible Accounts Receivable, (i) had the capacity to contract at the time any contract or other document giving rise to the Receivable was executed, (ii) are solvent, and (iii) are not the subject of a bankruptcy or insolvency proceeding of any kind; (G) The goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any lien, claim, encumbrance or security interest, except those of Lender, those terminated prior to the date hereof or those subordinate to Lender's security interest; (H) Borrower has no knowledge of any fact or circumstance which would materially impair the validity or collectibility thereof; (I) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in the financial condition of such Account Debtor; and
(J) They have not been pledged, assigned or transferred to any other Person.

        In the event of any dispute as to whether a Receivable is or has ceased to be an Eligible Account Receivable, the decision of Lender shall control.

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        "Eligible Finished Goods Inventory" means that portion of Eligible
Inventory which consists of finished goods.

        "Eligible Inventory" means that portion of the inventory of Borrower consisting of raw materials normally and currently used in the Borrower's business, work-in-process and finished goods held for sale by the Borrower, normally and currently saleable in the ordinary course of the Borrower's business, and which at all times pertinent hereto is of good and merchantable quality, free from defects, as to which Lender has a perfected first priority Lien, and which is located at the locations set forth in the Security Agreement, and as to which Borrower has satisfied all terms, conditions, warranties and representations of this Agreement and the other Loan Documents; but Eligible Inventory does not include any of the following: (a) catalogs and other promotional materials of any kind; (b) used items; (c) any returned items (unless returned in a salable form and any account receivable arising from the sale of such returned item has been reversed); (d) any damaged, defective or recalled items; (e) any obsolete items; (f) any items used as demonstrators, prototypes or salesmen's samples; (g) any items of inventory which have been consigned to Borrower or as to which a Person claims a Lien; (h) any items of inventory which have been consigned by the Borrower to a consignee; (i) packing and shipping materials; (j) inventory located on premises leased by the Borrower from a landlord with whom Lender has not entered into a landlord's waiver on terms satisfactory to Lender in its reasonable judgment; (k) inventory in transit; (l) spare parts; and (m) inventory which in the reasonable judgment of Lender is considered to be slow-moving or otherwise not merchantable. Eligible Inventory shall be valued at the lower of (a) cost, (b) market value, or (c) the valuation consistent with that employed in the preparation of the financial statements of the Borrower referred to in Section 4.4 hereof.

        "Eligible Raw Materials Inventory" means that portion of Eligible Inventory which consists of raw materials.

        "Eligible Work-in-Process Inventory" means that portion of Eligible Inventory which consists of work-in-process.

        "Enforcement Action" means any action, proceeding or investigation (administrative or judicial, civil or criminal) instituted or threatened by U.S. Environmental Protection Agency, or any other federal, state or local governmental agency related to any alleged or actual violation of any Environmental Law with respect to any property owned or leased by the Borrower and/or any business conducted thereon, including, but not limited to, actions seeking Remediation, the imposition or enforcement of liability pursuant to any Environmental Law and compliance with any Environmental Law. Enforcement Action shall also include any similar actual or threatened action by any private party pursuant to any Environmental Law.

        "Environmental Laws" means any and all present and future: federal, state, and local laws, statutes, ordinances, rules, and regulations, relating to protection of human health and the environment from Contaminants including but not limited to the Comprehensive Environmental

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Response, Compensation and Liability Act, as amended, (CERCLA), 42 USC /section/
9601 ET SEQ.; the Resource Conservation and Recovery Act, as amended, (RCRA), 42 USC /section/ 6901 ET SEQ. the Clean Air Act, as amended, 42 USC /section/ 7401 ET SEQ.; the Federal Water Pollution Control Act, as amended (including but not limited to as amended by the Clean Water Act), 33 USC /section/ 1251 ET SEQ.;
The Toxic Substances Control Act, as amended (TSCA), 15 USC /section/ 2601 ET SEQ.; the EmergencY Planning and Community Right-to-Know Act (also known as SARA Title III), as amended, (EPCRA), 42 USC /section/ 11001 ET SEQ.; the Safe Drinking Water Act, as amended, 42 USC /section/ 300(f) ET SEQ.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended (FIFRA), 7 USC /section/ 136 ET SEQ.; the Occupational Safety and Health Act, as amended, (OSHA), 29 USC /section/ 651 ET SEQ.; the Endangered Species Act, as amended, 16 USC /section/ 1531 ET SEQ.; the National Environmental Policy Act, as amended, (NEPA), 42 USC /section/ 4321 ET SEQ.; the Rivers and Harbors Act of 1899 33 USC /section/ 401 ET SEQ.; state and local laws, rules and regulations similar to or addressing similar matters as the foregoing federal laws; laws, rules and regulations governing underground or above-ground storage tanks; laws, rules and regulations imposing liens for response costs or costs of other Remediation, whether or not those liens have a higher priority than existing liens; laws, rules and regulations conditioning transfer of property upon a form of negative declaration or other approval of a Governmental Authority of the environmental condition of a property; laws, rules and regulations requiring the disclosure of conditions relating to Contaminants in connection with transfer of title to or interest in property law; laws, rules and regulations requiring notifying of any government entity with regard to a Release of any Contaminant; conditions or requirements imposed in connection with any permits; government orders and demands and judicial orders pursuant to any of the foregoing; laws, rules and regulations relating to the Release, use, treatment, storage, disposal, transportation, transfer, generation, processing, production, refining, control, management, or handling of Contaminants; any and all other laws, rules, regulations, guidance, guidelines and common law of any governmental entity relating to the protection of human health or the environment from Contaminants. The reference in this paragraph to state laws specifically includes, but is not limited to, the applicable laws of the States of Connecticut, Florida, California, Indiana and Nevada.

        "Equipment" means all "Equipment" as that term is defined in the Uniform Commercial Code, as in effect in the State of Connecticut as of the date hereof, of Borrower, whether presently owned or hereafter acquired, and including, without limitation, machinery, furniture, furnishings, and fixtures, and any and all goods used or bought for use in or being used for use in the conduct of Borrower's business and all goods used or bought for use in business which are not included within the definition of Inventory, and all accessions and additions thereto, replacements therefor.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

        "ERISA Affiliate" means any trade or business (whether or not incorporated) which, together with the Borrower, would be treated as a single employer under Section 4001 of ERISA.

        "Event of Default" means any of the events specified in Section 9.1 of this Agreement.

        "Existing Letter of Credit" means each letter of credit previously issued for the account of Borrower or any Subsidiary that (i) is outstanding on the date hereof and (b) is listed on Schedule 2.20.

        "GAAP" means (i) when used in general, other than as provided below, generally accepted accounting principles in the United States as in effect from time to time, applied on a consistent basis and, (ii) when used in Article 7, whether directly or indirectly through reference to a capitalized term used or defined therein, principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on February 28, 1997.

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

        "Guaranty" means any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt of the payment of such Debt, or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt; provided, however, that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business.

        "Head Office" means the principal office of the Lender at 777 Main Street, Hartford, Connecticut.

        "Interest Expense" means that term as defined in Section 7.7(h) of this Agreement.

        "Interest Period" means in the case of any Revolving Advance or principal portion of the Term Loan, other than a Prime Rate Advance, the one, two, three, six or twelve month period selected by the Borrower pursuant to this Agreement. Each Interest Period shall commence on the date such advance is made or the date of a subsequent interest rate election, as the case may be, and shall end on the date as the Borrower may select in accordance with the above, provided, that:

        (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next or succeeding Business Day unless, in the case of a

                 LIBOR Rate Advance only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day;

        (ii) each Interest Period which commences before and would otherwise end after the Maturity Date, shall end on the Maturity Date;

        (iii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end, shall (subject to clause
                 (i) above) end on the last day of such calendar month;

        (iv) each Interest Period which commences during an Interest Period in effect for outstanding LIBOR Rate Advances shall end on the last day of such Interest Period then in effect for LIBOR Rate Advances; and

        (v) all Interest Periods which commence on the same date shall end on the same date.

        "Inventory" means all "Inventory" as that term is defined in the Uniform Commercial Code, as in effect in the State of Connecticut as of the date hereof, including, without limitation, any and all goods, merchandise or other personal property, wheresoever located and whether or not in transit, now owned or hereafter acquired by Borrower in the normal course of business, which is or may at any time be held for sale or lease, or furnished or to be furnished under any contract or service or held as raw materials, work in process, supplies or materials used or consumed in Borrower's business, and all such property the sale or other disposition of which has given rise to accounts, chattel paper, documents, or instruments (as such terms are defined in the Uniform Commercial
Code) and which has been returned to or repossessed or stopped in transit by Borrower.

        "Lender" means Fleet National Bank, or any successors or assigns of all or any part of the obligations of Borrower.

        "Lender Parties" means that term as defined in Section 10.5(b).

        "Letter of Credit Application" means that term as defined in Section 2.20(b) of this Agreement.

        "Letters of Credit" means, collectively, any letters of credit issued, extended or renewed by Lender for the account of Borrower pursuant to this Agreement, including existing Letters of Credit.

        "LIBOR" shall mean with respect to the Interest Period for which it is determined the rate per annum calculated pursuant to the following formula:

                             LIBOR =  LIBOR BASE RATE
                                      ---------------
                                      1-Reserve Percentage

        "LIBOR Base Rate" means the rate quoted by Lender two (2) Business Days prior to an Interest Period for the offering by prime commercial banks to other prime commercial banks in the interbank Eurodollar market of dollar deposits for a period equal to the Interest Period and in an amount approximately equal to the requested advance.

        "LIBOR Rate" means, at any time of reference, a fixed interest rate based upon LIBOR.

        "LIBOR Rate Advance" means any Revolving Advance or principal portion of the Term Loan that bears interest with reference to LIBOR.

        "LIBOR Spread" means that term as defined in Section 2.3(a).

        "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute, or contract, and including but not limited to the security interest lien arising from a security agreement, mortgage, encumbrance, pledge, collateral assignment, conditional sale or trust receipt, or a lease, consignment, or bailment for security purposes.

        "Loans" means the Revolving Advances and the Term Loan made or to be made pursuant to this Agreement.

        "Loan Documents" means this Agreement, the Notes, the Security Documents and all other promissory notes, guaranties, mortgages, security documents, deeds to secure debt, deeds of trust, pledges, assignments, contracts, negative pledges, powers of attorney, trust account agreements, and written matters, whenever executed and delivered to Lender, with respect to the transactions contemplated by this Agreement.

        "Lockbox Account" means that term as defined in Section 2.7.

        "Lockbox Agreement" means the lockbox agreement of even date herewith executed by the Borrower and Lender.

        "Make-Whole Premium" means the present value of the interest expense incurred by Lender in funding the portion of indebtedness evidenced by the applicable Note which bears interest at the per annum rate of interest for the Interest Period then in effect, less the present value of the interest on the reinvested principal prepaid for the remainder of the Interest Period then in effect, at the Reinvestment Rate, plus any other expenses that Lender may sustain or incur by reason of the prepayment; provided that any negative value resulting from the foregoing calculation will be disregarded.

        "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, results in a material adverse change in, or a material adverse effect upon, any of (i) the condition (financial or otherwise), operations, business, properties or prospects of the Borrower and its Subsidiaries taken as a whole; (ii) the rights and remedies of the Lender hereunder or under any of the other Loan Documents, or the ability of the Borrower to perform its respective Obligations; or (iii) the legality, validity or enforceability of this Agreement or any of the other Loan Documents.

        "Maturity Date" means, in the case of the Revolving Credit Loan, July 25, 2000, and in the case of the Term Loan, October 1, 2004, or earlier as set forth in this Agreement.

        "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Notes" means the Revolving Credit Note and the Term Note.

        "Obligations" means all present and future indebtedness and other liabilities of the Borrower owing to the Lender or any of Lender's respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Agreement, the Notes or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Borrower under this Agreement or any other Loan Document.

        "Overadvance" means that term as defined in Section 2.1(b).

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Person" means a human being, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated association, organization, joint venture, institution, Governmental Authority, or other entity of any nature whatsoever.

        "Plan" means any plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate for the benefit of any of their employees.

        "Prime Rate" means Lender's annual rate of interest designated by Lender from time to time as a standard for setting loan rates, which rate shall not be construed as Lender's lowest or most favorable rate on loans.

        "Prime Rate Advance" means any Revolving Advance or portion of the Term Loan which bears interest with reference to the Prime Rate.

        "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1954, as amended from time to time.

        "Property" means all real property with improvements thereon owned or leased by the Borrower.

        "Q.E.P." means Q.E.P. Co., Inc.

        "Receivable" means the right to payment for goods sold or leased or for services rendered by Borrower.

        "Reimbursement Obligations" means that term as defined in Section
2.20(e).

        "Reinvestment Rate" means the rate available to Lender as determined by Lender in its sole discretion for the investment of principal amounts prepaid pursuant to Sections 2.1(d) and/or 2.2(d) in U.S. Treasury obligations or domestic or eurodollar options as offered by Lender in its sole discretion for the approximate remaining term of the Interest Period then in effect as of the date of such prepayment.

        "Release" means any spilling, leaking, migrating, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment of any Contaminant.

        "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

        "Reserve Percentage" means for any day with respect to a LIBOR Rate Advance, the maximum rate (expressed as a decimal) at which any lender subject thereto is required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding.

        "Restricted Payment" means (i) any cash or property dividend, distribution or payment of any kind, direct or indirect, by the Borrower or any of its Subsidiaries to any Person who now or in the future may hold an equity interest in the Borrower or any of its Subsidiaries, whether evidenced by a security or not, other than stock options or regular compensation or bonuses paid to employees or directors of the Borrower and its Subsidiaries in the ordinary course of business and consistent with past practices, (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of any capital stock of the Borrower or its Subsidiaries, or any other payment or distribution made in respect thereof, either directly or indirectly, and (iii) any management or similar fees paid or payable by the Borrower or any of its Subsidiaries to any Person who now or in the future may, directly or indirectly, hold an equity interest in the Borrower or any of its Subsidiaries.

        "Revolving Advance" or "Revolving Advances" means that term as defined in Section 2.1(a).

        "Revolving Loan" means the Revolving Advance or Revolving Advances made pursuant to Section 2.1(a).

        "Revolving Credit Note" means that term as defined in Section 2.1(c).

        "Roberts" means Roberts Consolidated Industries, Inc., which is being acquired by Q.E.P. pursuant to the Acquisition Agreement.

        "SEC" means the United States Securities and Exchange Commission.

        "Security Agreement" means the respective Security Agreement or Amended and Restated Security Agreement as applicable between Lender and each Borrower of even date herewith.

        "Security Documents" means the Security Agreement, all assignments of contracts, documents or instruments in favor of the Lender, all hazardous waste indemnity letters in favor of Lender and all other documents, contracts, assignments, instruments and the like now or hereafter securing the Loans.

        "Senior Debt" means that term as defined in Section 7.7(i).

        "Solvent" means, as to any Person, that such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (b) is able to pay its debts as they mature; and (c) owns property whose fair salable value is greater than the amount required to pay its debts.

         "Subordinated Debt Agreement" means each 8% Subordinated Debenture due 2004 between the Borrower and the holder thereof relating to the Subordinated Debt.

        "Standby Letter of Credit" shall mean each irrevocable letter of credit issued pursuant to Section 2.20(a) under which Lender agrees to make payments for the account of the Borrower, on behalf of the Borrower, in respect of obligations of the Borrower incurred pursuant to contracts made or performances undertaken or to be undertaken or like matters relating to contracts to which the Borrower is or proposes to become a party in the ordinary course of the Borrower's business.

        "Subordinated Debt" means that term as defined in Section 7.7(j).

        "Subsidiary" means any Person of which the Borrower directly or indirectly through one or more intermediaries (i) owns shares of stock having ordinary voting power to elect a majority of the Board of Directors (or equivalent managing body) of such Person (irrespective of whether at the time stock of any other class or classes of such Person shall or might have voting power upon the occurrence of any contingency), or (ii) owns more than 50% of any other equity or ownership interest in such Person.

        "Tangible Net Worth" means that term as defined in Section 7.7(k).

        "Term Loan" means that term as defined in 2.2(a).

        "Term Note" means that term as defined in Section 2.2(b).

        "Total Liabilities" means that term as defined in Section 7.7(l).

        "Trade Letter of Credit" shall mean each commercial documentary Letter of Credit issued by Lender for the account of the Borrower pursuant to Section 2.20(a) for the purchase of goods in the ordinary course of business.

        "Type" refers to whether a Revolving Advance or principal portion of the Term Loan is a Prime Rate Advance or LIBOR Rate Advance.

        Section 1.2 TERMS GENERALLY. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time, and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                    ARTICLE 2

                         AMOUNTS AND TERMS OF THE LOANS

        A. THE LOANS

        Section 2.1 REVOLVING LOAN.

        (a) In Lender's sole discretion and subject to the terms and conditions set forth in this Agreement, Lender agrees to make advances (each a "Revolving Advance" and collectively "Revolving Advances") to Borrower from time to time during the period from the date of this Agreement up to, but not including, the Maturity Date; PROVIDED, HOWEVER, that at no time shall the aggregate outstanding principal balance of all Revolving Advances plus the Available Amount plus any unpaid Reimbursement Obligations exceed the Credit Availability. Subject to the limits of this Agreement, Borrower may borrow, pay, prepay (pursuant to Section 2.1(d) below), and re-borrow under this Section 2.1. Nothing herein shall be construed to require Lender to make Revolving Advances, it being agreed that such Revolving Advances and any formulas or advance rates contained within or comprising the Borrowing Base shall be at Lender's sole discretion, may be increased or decreased at any time and from time to time by Lender in its sole discretion and shall not establish a pattern or custom binding upon Lender.

        (b) Notwithstanding the provisions of Section 2.1(a), Lender may, in its sole discretion and subject to the terms and conditions set forth in this Agreement or any other conditions which Lender may impose in its sole discretion, including without limitation the payment of fees, an increased interest rate, or posting of additional collateral, make temporary advances in excess of the Borrowing Base to Borrower from time to time (each such temporary Revolving Advance is referred to herein as an "Overadvance"), provided that in no event shall the aggregate principal amount of outstanding Overadvances, when combined with the outstanding principal amount of all other Revolving Advances plus the Available Amount plus any unpaid Reimbursement Obligations, exceed the Commitment. To the extent that the Borrowing Base increases at any time during which an Overadvance is outstanding, the portion of the Overadvance which, as a result of such increase, would be available for borrowing under Section 2.1(a) shall be deemed to be prepaid as of the date of such increase and reborrowed as a Revolving Advance under Section 2.1(a) as of such date. To the extent that the Borrowing Base decreases at any time, the portion of the outstanding Revolving Advances which exceeds the Borrowing Base as a result of such decrease shall be deemed, subject to the provisions of this Agreement, to be prepaid as of the date of such decrease and reborrowed as an Overadvance under this Section 2.1(b) as of such date. Nothing contained in this Section 2.1(b) or elsewhere in this Agreement shall constitute or be deemed to constitute a commitment or agreement by Lender to make any Overadvances, nor shall the making of an Overadvance at any time or from time to time constitute or be deemed to constitute a course of dealing by Lender with respect to Overadvances.

        (c) All Revolving Advances shall be evidenced by, and repaid with interest in accordance with a single promissory note of Borrower in the form of EXHIBIT A hereto, duly completed, executed, and delivered to Lender, in the principal amount of up to U.S. $10,000,000, dated the date of this Agreement, payable to Lender on demand or, if not sooner demanded, on the Maturity Date (such promissory note is referred to herein as the "Revolving Credit Note"). Borrower hereby authorizes Lender to record on the Revolving Credit Note or in its internal computerized records the amount of each Revolving Advance and of each payment of principal received by Lender on account of the Revolving Loan, which recordation shall, in the absence of manifest error, be conclusive as to the outstanding principal balance of the Revolving Loan and shall be considered correct and binding on Borrower PROVIDED, HOWEVER, that the failure to make such recordation with respect to any Revolving Advance or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Revolving Credit Note.

        (d) Borrower may prepay the Revolving Loan, in whole or in part, together with accrued interest to the date of prepayment on the amount prepaid
(i) with respect to any principal portion that bears interest with reference to the Prime Rate, on any Business Day, without Make- Whole Premium, and (ii) with respect to any principal portion that bears interest with reference to LIBOR, on the last Business Day of the Interest Period applicable to the portion being prepaid, without Make-Whole Premium.

        (e) Until Lender exercises its rights to collect the Receivables as provided for in this Agreement, Borrower may continue its present policies for returned merchandise and adjustments, but shall promptly notify Lender of any credits, adjustments or disputes arising about the goods or services represented by Receivables. In any event, Borrower will immediately pay Lender from its own funds (and not from the proceeds of Receivables), for application to the Revolving Loans, an amount equal to any credit or adjustment made to any Eligible Receivables; provided, however, that so long as Borrower is not in default hereunder, such payment need not be made if Borrower shall have, after making such credit or adjustment, sufficient Eligible Receivables to maintain the aggregate outstanding balance of the Revolving Loans under the Borrowing Base.

        Section 2.2 TERM LOAN.

        (a) Subject to the terms and conditions set forth in this Agreement, Lender shall, on the date hereof, make a term loan to Borrower (the "Term Loan") in an original principal amount of Eight Million ($8,000,000) U.S. Dollars.

        (b) The Term Loan shall be evidenced by, and repaid in accordance with a single promissory note of Borrower in the form attached hereto as EXHIBIT B duly completed, executed and delivered to Lender, in the principal amount of $8,000,000 dated of even date herewith, payable to Lender and maturing on the Maturity Date (the "Term Note").

        (c) Borrower shall make mandatory scheduled principal payments under the Term Note quarterly in the amount of $285,714.28 per calendar quarter, commencing January 1, 1998 and continuing on the first day of each succeeding quarter thereafter until the outstanding principal amount of the Term Note, together with all interest accrued thereon, has been fully paid, except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date.

        (d) Borrower may prepay any portion of the outstanding principal of the Term Loan, in whole or in part, together with accrued interest to the date of such prepayment on the amount prepaid, (i) with respect to any principal portion that bears interest with reference to the Prime Rate, on any Business Day, without Make-Whole Premium, and (ii) with respect to any principal portion that bears interest with reference to LIBOR, on the last Business Day of the Interest Period applicable to the portion of the Term Loan being prepaid, without Make-Whole Premium.

        Section 2.3 INTEREST PROVISIONS.

        (a) Commencing with the first such date following the date of this Agreement, Borrower promises to pay interest to Lender on the outstanding and unpaid principal balances of the Loans at a rate per annum equal to (i) in the case of Prime Rate Advances, the Prime Rate, monthly in arrears on the first day of each calendar month and on the applicable Maturity Date, and (ii) in the case of LIBOR Rate Advances, the LIBOR Rate plus the LIBOR Spread (the "LIBOR Spread") as set forth in the following table:

                               AT ALL TIMES FOLLOWING
 AT ALL TIMES ON OR PRIOR         OCTOBER 20, 1998:             AT ALL TIMES:
   TO OCTOBER 20, 1998:          SR. DEBT TO TRAILING            DEBT SERVICE
      LEVERAGE RATIO                EBITDA RATIO                COVERAGE RATIO
  (DETERMINED PURSUANT TO      (DETERMINED PURSUANT TO     (DETERMINED PURSUANT TO
    SECTION 7.3 OF THIS          SECTION 7.4 OF THIS         SECTION 7.6 OF THIS
        AGREEMENT)                   AGREEMENT)                   AGREEMENT)           LIBOR SPREAD

       greater than 2.0x          greater than 3.5x            1.25x-1.50x           200 basis points
       2.0x-1.75x                 3.5x-3.0x          AND       1.51x-2.25x           175 basis points
       1.75x-1.5x                 2.9x-2.5x                    2.26x-2.50x           150 basis points
       less than 1.5x             less than 2.5x               greater than 2.50x    125 basis points


on the last day of each applicable Interest Period, or in the case of Interest Periods having a duration of more than three (3) months, on each three-month anniversary date of the commencement of such Interest Period. Changes in the LIBOR Spread resulting from a change in the above ratios shall become effective on the due date of delivery by the Borrower of a compliance certificate evidencing such change. If the Borrower shall fail to timely deliver a compliance certificate within five days of such certificate's due date in accordance with this

Agreement, the LIBOR Spread shall be 200 basis points from the day such certificate was due until the day a certificate evidencing a lower LIBOR Spread is actually delivered to the Lender. If a compliance certificate evidences ratios as to which different LIBOR Spreads apply, the LIBOR Spread shall be the highest of the applicable choices. Each Revolving Advance shall be comprised entirely of a Prime Rate Advance or a LIBOR Rate Advance as Borrower may request pursuant to Section 2.5. Borrower shall not be entitled to request any Revolving Advance which, if made, would result in more than five (5) LIBOR Rate Advances outstanding hereunder at any time. For purposes of the foregoing, LIBOR Rate Advances having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate LIBOR Rate Advances. Each LIBOR Rate Advance shall be in a principal amount of $500,000 or in $150,000 increments in excess thereof.

        (b) For purposes of the computation of interest, and notwithstanding anything to the contrary contained in this Agreement, items shall not be deemed to be collected until one (1) day after their actual receipt by Lender.

        (c) The interest rate on each Prime Rate Advance shall change when and as Lender's Prime Rate changes. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall become effective.

        (d) Overdue principal and interest and, upon the occurrence and during the continuance of an Event of Default, all principal and accrued but unpaid interest shall bear interest until paid in full, payable on demand, at the Default Rate.

        (e) Lender may collect a "late charge" equal to two percent (2%) of any installment of interest or principal or any other amount due to Lender which is not paid or reimbursed by Borrower within fifteen (15) days of the due date thereof to cover the extra expense involved in handling such delinquent payment.

         (f) With respect solely to Roberts Company Canada Limited and for the purposes of the INTEREST ACT (Canada), whenever interest is calculated on the basis of a year of 360 days, each rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360.

        Section 2.4 NOTICE AND MANNER OF BORROWING; CONVERSION OR CONTINUATION
                    OF INTEREST RATE.

        (a) Borrower shall give Lender irrevocable notice by telecopy or otherwise in writing of its request that Lender make a Revolving Advance (each a "Borrowing Request") not later than 11:00 a.m. Connecticut time (i) in the case of Prime Rate Advances, on the proposed Drawdown Date thereof, and (ii) in the case of LIBOR Rate Advances, two (2) Business Days prior to the proposed Drawdown Date thereof. Notice received by Lender after 11:00 a.m. Connecticut time shall be loaned against by Lender on the next Business Day after the proposed Drawdown Date. Each such notice shall, in the case of a LIBOR Rate Advance, specify the duration of the Interest Period therefor. If no election is made in a Borrowing Request as to the Type applicable to any Revolving Advance, then the requested Revolving Advance shall be a Prime Rate Advance. If no election is made in a Borrowing Request as to the Interest Period applicable to any requested LIBOR Rate Advance, then the Interest Period applicable to such requested LIBOR Rate Advance shall (subject to the provisions contained in the definition of "Interest Period" in Section 1.1) be one month in duration. Subject to the fulfillment of the applicable conditions set forth in
Article 3 hereof, Lender will make the Revolving Advance in immediately available funds by crediting the amount thereof to Borrower's account with Lender.

        (b) Provided that no Event of Default shall have occurred and be continuing, the Borrower may, on any Business Day, convert any outstanding Prime Rate Advance to a LIBOR Rate Advance in the same aggregate principal amount and convert a LIBOR Rate Advance to a Prime Rate Advance only on the last Business Day of the then current Interest Period applicable to such Revolving Advance. If the Borrower desires to convert a Prime Rate Advance or a LIBOR Rate Advance pursuant to this Section, it shall give the Lender not less than three (3) Business Days' prior written notice, specifying the date of such conversion, the amount to be converted and if conversion is from a Prime Rate Advance to a LIBOR Rate Advance, the duration of the first Interest Period therefor. If, not less than three (3) Business Days prior to the end of the Interest Period then in effect for any LIBOR Rate Advance, Borrower shall not have delivered to Lender
(i) a notice requesting conversion of a LIBOR Rate Advance to a Prime Rate Advance in accordance with this Section or (ii) a Borrowing Request requesting that such Revolving Advance be reborrowed as a Revolving Advance of the same Type having an Interest Period of the same or a different duration then the Interest Period in effect, in accordance with Section 2.4(a), or (iii) a notice that such Revolving Advance is to be paid at the end of such Interest Period, then, in each such case, Borrower shall be deemed to have delivered a notice that such Revolving Advance is to be converted to a Prime Rate Advance pursuant to this Section 2.4.

        Section 2.5 EXCESS ADVANCES. Except to the extent that any excess constitutes an Overadvance permitted by Section 2.1(b), if at any time the aggregate outstanding principal amount of the Revolving Loan plus the Available Amount plus any unpaid Reimbursement Obligations exceeds the Credit Availability, Borrower shall immediately pay the amount of such excess to Lender for application to the Loans.

        Section 2.6 METHOD OF PAYMENT. Borrower shall make each payment due under this Agreement and under the Notes to Lender at its Head Office not later than 11:00 A.M., Connecticut time, on the date when due in lawful money of the United States in immediately available funds. Borrower hereby authorizes Lender to charge from time to time (including without limitation any time at which any amount is due under this Agreement) any amount due under this Agreement or the Notes, including without limitation principal, interest, fees and charges, against any account of Borrower with Lender. Subject to the provisions contained in the definition of Interest Period in Section 1.1, whenever any payment to be made under this Agreement or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest.

        Section 2.7 COLLECTION OF FUNDS. All proceeds of notes, instruments, Inventory and Receivables of Borrower shall be collected into a lockbox account established by Borrower with Lender pursuant to the Lockbox Agreement (the "Lockbox Account"). Promptly after the execution of this Agreement, Borrower shall direct each of its Account Debtors to make all payments to Borrower directly into the Lockbox Account. Borrower shall hold in trust for Lender and immediately remit to Lender by depositing the same into the Lockbox Account all checks, notes, cash and other proceeds of its Receivables as well as all proceeds from the sale of inventory, securities (other than securities issued by Borrower) and other Collateral and other cash receipts of every kind and nature (other than the proceeds of other borrowings expressly permitted by this Agreement). Borrower agrees that all payments received in the Lockbox Account will be the sole and exclusive property of Lender. Lender will on the Business Day on which any payment is received into the Lockbox Account, and on a provisional basis until the final receipt of good funds, credit such payments to the principal amount of the outstanding Revolving Advances as a prepayment of such Revolving Advances. Any such provisional credit is subject to reversal if the final collection of a payment is not received by Lender within five (5) Business Days following the initial receipt of such payment and will thereafter be credited when such payment is actually received in good funds. If at the time of any such credit there are no outstanding Revolving Advances such credit shall
(i) if a Default or an Event of Default shall exist, be credited to a cash collateral account under the sole dominion and control of Lender until such Default or Event of Default is cured by Borrower or waived by Lender or (ii) be applied to amounts due on the Term Loan in the inverse order of maturity, (iii) be applied to cash collateralize any outstanding Letters of Credit, or (iv) otherwise be made to Borrower's regular account with Lender.

        B. CERTAIN GENERAL PROVISIONS

        Section 2.8 PAYMENTS FREE OF DEDUCTIONS. All payments by Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, Borrower will pay to Lender on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in dollars as shall be necessary to enable Lender to receive the same net amount which Lender would have received on such due date had no such obligation been imposed upon Borrower. Borrower will deliver promptly to Lender certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Borrower hereunder or under such other Loan Document.

        Section 2.9 COMPUTATIONS. All computations of interest on the Loans and of fees or other charges shall be based on a 360-day year and paid for the actual number of days elapsed.

        Section 2.10 ADDITIONAL PAYMENTS. If any present or future applicable law, statute, rule or regulation thereunder or any interpretation thereof by any competent court or by any Governmental Authority charged with the administration or the interpretation thereof, or any request, directive, instruction or notice at any time or from time to time hereafter made upon or otherwise issued to Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

        (a) subject Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Commitment or the Loans (other than taxes based upon or measured by the income or profits of Lender), or

        (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to Lender of the principal of or the interest on any Loans or any other amounts payable to Lender under this Agreement or any of the other Loan Documents, or

        (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of Lender, or

        (d) impose on Lender any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, any Letters of Credit, the Commitment or any class of loans, letters of credit or commitments of which any of the Loans, any Letters of Credit or the Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to Lender of making, funding, issuing, renewing, extending or maintaining the Loans, any Letters of Credit or the Commitment; or

               (ii) to reduce the amount of principal, interest, or other amount payable to Lender hereunder on account of the Loans, any Letters of Credit or the Commitment; or

               (iii) to require Lender to make any payment or to forego any interest or fee or other sum payable hereunder, the amount of which payment of foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Lender from Borrower hereunder, then, and in each such case, Borrower will, upon demand made by Lender at any time and from time to time and as often as the occasion therefor may arise, pay to Lender such additional amounts as will be sufficient to compensate Lender for such additional cost, reduction, payment, foregone interest or other sum.

        Section 2.11 CAPITAL ADEQUACY. If any present or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by Lender or any corporation controlling Lender and Lender determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Lender's commitment with respect to the Loans, then Lender may notify Borrower of such fact. To the extent that the costs of such increased capital requirements are not reflected in the Prime Rate or LIBOR, Borrower and Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which Borrower receives such notice, an adjustment payable hereunder that will adequately compensate Lender in light of these circumstances. If Borrower and Lender are unable to agree to such adjustment within thirty (30) days of the date on which Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the amounts payable hereunder shall increase by an amount that will, in Lender's reasonable determination, provide adequate compensation. Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

        Section 2.12 CERTIFICATE; PROTECTION. A certificate setting forth any additional amounts payable pursuant to Sections 2.10 or 2.11 and a brief explanation of such amounts which are due, submitted by Lender to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing. The protection of Sections 2.10 or 2.11 shall be available to Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement guideline or other change or condition which shall have been imposed or shall have occurred.

        Section 2.13 OBLIGATIONS ABSOLUTE. The obligations of Borrower under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, and irrespective of, the following circumstances:

        (a) any lack of validity or enforceability of all or any portion of this Agreement or any other agreement or any instrument relating hereto;

        (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Borrower;

        (c) the existence of any claim, setoff, defense or other right that Borrower may have; or

        (d) any amendment or waiver of or consent to departure from any of the Loan Documents, or all or any of the obligations of Borrower in respect of the Loans or this Agreement.

        C. ADDITIONAL CLAUSES FOR LIBOR RATE ADVANCES

        Section 2.14 NOTICE. In the event the Bank determines that by reason of circumstances affecting the inter-bank Eurodollar market, adequate and reasonable means do not exist for determining LIBOR or that the eurodollar deposits in the relevant amount and for the relevant maturity are not available to the Bank in the inter-bank eurodollar market, with respect to a proposed LIBOR Rate Advance, the Bank shall give the Borrower prompt notice to such determination. If such notice is given, then (a) any requested LIBOR Rate Advance shall be made as a Prime Rate Advance, unless the Borrower gives the Bank one (1) Business Day's prior written notice that its request for such borrowing is canceled; (b) any Prime Rate Advance which was to have been converted to a LIBOR Rate Advance shall be continued as a Prime Rate Advance; and (c) any outstanding LIBOR Rate Advance shall be converted to a Prime Rate Advance on the last Business Day of the then current Interest Period for such LIBOR Rate Advance. Until such notice has been withdrawn, the Bank shall have no obligation to make LIBOR Rate Advances or maintain outstanding LIBOR Rate Advances and the Borrower shall not have the right to convert Prime Rate Advances to LIBOR Rate Advances.

        Section 2.15 INVALIDITY; ENFORCEABILITY. Notwithstanding any other provision of this Agreement, if, after the date of this Agreement, any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for the Bank to make or maintain any LIBOR Rate Advance, the obligation of the Bank hereunder to make or maintain such LIBOR Rate Advance shall forthwith be suspended for the duration of such illegality and the Borrower shall, if any such advance is outstanding promptly, upon request from the Bank, convert such advance to another Type of advance. If any such payment is made on a day that is not the last Business Day of the then current Interest Period applicable to such advance, the Borrower shall pay the Bank, upon the Bank's request, such amount or amounts as may be necessary to compensate the Bank for any loss or expense sustained or incurred by the Bank in respect of such advance as a result of any such payment, in accordance with Section 2.18.

        D. MISCELLANEOUS

        Section 2.16 USE OF PROCEEDS. The proceeds of the Revolving Loan made hereunder shall be used by Borrower for Borrower's short term working capital requirements. The proceeds of the Term Loan made hereunder shall be used to pay a portion of the purchase price for the Acquisition. Borrower will not, directly or indirectly, use any part of the proceeds of any of the Loans for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

        Section 2.17 TERMINATION. The Commitment shall be automatically terminated on the applicable Maturity Date.

        Section 2.18 INDEMNIFICATION. Borrower agrees to indemnify Lender and to hold Lender harmless from any loss or expense which Lender may sustain or incur as a consequence of (a) default by Borrower in payment when due of the principal amount of, or interest on, any LIBOR Rate Advance, (b) default by Borrower in making a borrowing of, conversion into or continuation of LIBOR Rate Advance after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by Borrower by making any prepayment of LIBOR Rate Advances other than in accordance with the provisions of Section 2.1(d) or 2.2(d) hereof, or (d) the making of a payment, prepayment or conversion of LIBOR Rate Advances on a day which is not the last Business Day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss or expense arising from the reemployment or repayment of funds obtained by Lender or from fees payable to terminate the deposits from which funds were obtained. The provisions of this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

        Section 2.19 CROSS-PAYOUT. In the event that Borrower prepays any of the Loans in full prior to its respective Maturity Date, Borrower shall (i) simultaneously prepay all of the Loans in full together with all accrued but unpaid interest thereon to the date of such prepayment, together with any applicable Make-Whole Premium and other amounts including, without limitation, unpaid Reimbursement Obligations, due hereunder or under the Notes, and (ii) if on the date of such payment any Letter of Credit is outstanding, Borrower shall pay an amount to Lender equal to the Available Amount under such Letter of Credit on such date as cash collateral for such Letter of Credit.

        E. LETTERS OF CREDIT

        Section 2.20 LETTERS OF CREDIT.

        (a) GENERAL. Subject to the terms and conditions contained in this Agreement and in the other Loan Documents, the Borrower may from time to time while the Commitment remains in effect, request the issuance, amendment, renewal or extension by Lender of one or more Letters of Credit for the account of Borrower. A Letter of Credit shall be issued, amended, renewed or extended only if, after giving effect to such issuance, amendment, renewal or extensions, the sum of (1) the aggregate outstanding principal amount of all Revolving Advances plus (2) the Available

Amount, plus (3) any unpaid Reimbursement Obligations does not exceed the Credit Availability for the Revolving Loan.

        (b) REQUEST. In order to request the issuance, amendment, renewal or extension of a Letter of Credit, Borrower shall deliver to Lender a letter of credit application on Lender's then customary form (the "Letter of Credit Application"), completed by Borrower, the terms of which are hereby incorporated by reference.

        (c) FORM. Each Letter of Credit shall, among other things, (1) be on Lender's then customary form, (2) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (3) be subject to the Uniform Customs and Practice for Documentary Credits (ICC Publication No. 500) and, to the extent not inconsistent therewith, the laws of the State of Connecticut.

        (d) EXPIRY DATES. Each Letter of Credit shall have an expiry date of the earlier of the date which is one (1) year after the issuance of such Standby Letter of Credit and the date that is fourteen (14) Business Days prior to the Maturity Date, unless such Letter of Credit expires by its terms on an earlier date.

        (e) REIMBURSEMENT OBLIGATION. In order to induce Lender to issue, extend or renew the Letters of Credit, Borrower hereby agrees and promises to reimburse or pay to Lender, with respect to each Letter of Credit issued, extended or renewed hereunder, on each date that any draft or demand presented or made under such Letter of Credit is honored by Lender, or on which Lender otherwise makes a payment with respect thereto, (i) the amount paid by Lender under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by Lender in connection with any payment made by Lender under, or with respect to, such Letter of Credit (collectively, the "Reimbursement Obligations"). Unpaid Reimbursement Obligations shall bear interest at a per annum rate equal to the Default Rate.

        (f) LETTER OF CREDIT FEES. In the event that the Lender issues, extends or renews any Letters of Credit for the account of the Borrower (whether collectively or individually), the Borrower shall pay to the Lender on the date of such issuance, extension of renewal and on each anniversary date thereof, a fee of one and one-half percent (1.5%) per annum on the face amount of such letter of credit. The Borrower shall also pay the Lender's usual and customary administration and negotiation fees with respect to such letter of credit.

        (g) OBLIGATIONS UNCONDITIONAL. The obligations of Borrower under Section 2.20(e) and Section 2.20(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with this Agreement, under any and all circumstances and irrespective of: (1) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein; (2) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document; (3) the existence of any dispute, claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, against Lender or against any other person whatsoever, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;
(4) any draft or other document presented under a Letter of Credit or any endorsement thereon proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(5) payment by Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit;
(6) any error, omission, interruption or delay in any transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; and (7) any other act or omission to act or delay of any kind of Lender or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this subsection, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

        Borrower agrees that any action taken or omitted by Lender under or in connection with any Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon Borrower and shall not result in any liability on the part of Lender to Borrower. It is understood that Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) Lender's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct, gross negligence or bad faith of or by Lender.

        (h) RELIANCE BY LENDER. Lender shall be entitled to rely and shall be fully protected in relying upon (without responsibility for further investigation), any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel, independent accountants and other experts selected by Lender.

        (i) CASH COLLATERALIZATION. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day it receives notice from Lender thereof and of the amount to be deposited, deposit in an account with Lender an amount in cash equal to the Available Amount as of such date. Such deposit shall be held by Lender as collateral for the payment and performance of all Reimbursement Obligations then arising or which in the future arise for any and all outstanding Letters of Credit. Lender shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Such deposits shall not bear interest. Moneys in such account shall automatically be applied by Lender from time to time to any Reimbursement Obligations for which Lender has not otherwise been reimbursed, or, at Lender's sole discretion, if the maturity of the Loans has been accelerated, to satisfy any other Obligations. If the Borrower is required to provide an amount of cash collateral under this subsection as a result of the occurrence of an Event of Default, such amount shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

        Section 3.1 CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Agreement and the obligations of the Lender to make the Term Loan shall be subject to the prior satisfaction of each of the following conditions:

        (a) Lender shall have received each of the following, in form and substance satisfactory to Lender and its counsel:

               (1) This Agreement and the Notes, duly executed and delivered by Borrower;

               (2) A Security Agreement duly executed and delivered by Borrower securing the payment and performance of all Obligations together with:
        (1) copies of the existing UCC-1 Financing Statements duly filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Lender, desirable to perfect the security interest created by the Security Agreement; (2) verification that Borrower's counsel has ordered certified copies of Requests for Information (Form UCC-11) identifying all of the financing statements on file with respect to Borrower in all jurisdictions referred to in clause (1) above, including the Financing Statements filed by the Lender against Borrower, indicating that, no Person other than the Lender has a Lien on any of the Collateral; and (3) copies of all of the UCC-1 financing statements (and, where applicable, related Form UCC-3s) on file with respect to Borrower, as of dates acceptable to Lender, in all jurisdictions in which Collateral is or may be located, indicating that no Person other than the Lender has a Lien on any of the Collateral, or with respect to any Liens other than those of Lender, Form UCC-3s in form and substance satisfactory to Lender, duly executed by the holders of such Liens, terminating all such Liens;

               (3) Copies of all corporate action taken by each Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement, certified as of the date of this Agreement by the Secretary of such Borrower;

               (4) A certificate, dated as of the date of this Agreement, of the Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign the Loan Documents to which such Borrower is a party and the other documents to be delivered by such Borrower under this Agreement;

               (5) A favorable opinion of independent counsel for Borrower, satisfactory to Lender, dated the date of this Agreement;

               (6) Such agreements and instruments as Lender may deem necessary in connection with the grant by Borrower to Lender of a Lien on, and the collateral assignment of, the deposit accounts of Borrower pursuant to the Security Agreement;

               (7) Certificates of insurance and copies of insurance policies evidencing compliance with the insurance requirements of this Agreement;

               (8) The certificate of incorporation (certified by the Secretary of the State of such Borrower's jurisdiction of organization) and bylaws of each Borrower;

               (9) A Certificate of Good Standing issued by the Secretary of the State of its jurisdiction of organization and each state in which it is qualified to do business evidencing that each Borrower is a domestic or, as applicable, foreign corporation in good standing in such jurisdiction;

               (10) Due diligence from Borrower in form and substance satisfactory to Lender;

               (11) A hazardous waste indemnity agreement in favor of Lender in form and substance satisfactory to Lender from each Borrower;

               (12) A Certificate by Officers of each Borrower or such other due diligence evidence for each Borrower in form and substance satisfactory to Lender;

               (13) A Borrowing Base Certificate of Borrower dated the date of this Agreement;

               (14) Satisfactory completion of Lender's customary due diligence, including but not limited to an independent audit of Borrower's Eligible Accounts Receivable and Eligible Inventory;

               (15) Receipt of the February 28, 1997 year end financial statements for Borrower;

               (16) The Lender shall have received a closing fee of $30,000 in immediately available funds;

               (17) The Acquisition shall have been simultaneously completed pursuant to the Acquisition Agreement and otherwise on terms and conditions satisfactory to Lender;

               (18) The Subordinated Debt shall have been issued pursuant to the Subordinated Debt Agreement and the holders of the Subordinated Debt shall have delivered to Lender the Subordination Agreement;

               (19) The Lender shall have reviewed and approved the financial statements of Roberts as of the close of its fiscal year ended March 31, 1997;

               (20) The Lender shall have received landlord's waivers and, if applicable, mortgagee consents with respect to all real property leased by the Borrower.

               (21) All other documents, instruments and agreements that Lender shall reasonably require in connection with this Agreement.

        (b) All representations and warranties contained in this Agreement shall be true and correct in all material respects.

        Section 3.2 CONDITIONS PRECEDENT TO ALL ADVANCES, ETC.. The obligation of the Lender to make each Revolving Advance (including the initial Revolving Advance) and to issue, extend or renew any Letter of Credit, shall be at Lender's discretion and, in addition, shall be subject to the prior satisfaction of each of the following additional conditions:

        (a) On the Drawdown Date of each Revolving Advance or the date on which a Letter of Credit is issued, extended or renewed, the following statements shall be true, and each request by Borrower for a Revolving Advance, and each Letter of Credit Application shall be deemed to be a representation and warranty by Borrower that:

               (1) The representations and warranties contained in Article 4 of this Agreement and contained in each of the other Loan Documents containing representations and warranties are correct on and as of the date of each Revolving Advance or such issuance, extension or renewal as though made on and as of such date; and

               (2) No Default or Event of Default has occurred and is continuing, or would result from or after giving effect to such Revolving Advance or such issuance, extension or renewal; and

        (b) At the time of each Revolving Advance or such issuance, extension or renewal, the sum of (1) the aggregate outstanding principal amount of all Revolving Advances plus (2) the Available Amount plus (3) all unpaid Reimbursement Obligations does not exceed the Credit Availability.



                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

        To induce Lender to enter into this Agreement, each Borrower represents and warrants to Lender that:

        Section 4.1 INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. Borrower and each of its Subsidiaries: (a) is a corporation duly organized, validly existing, and in good standing under the jurisdiction of its organization; (b) has all power and authority necessary to own its properties and to carry on the business in which it is now engaged or proposed to be engaged; and (c) is duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which such qualification is required except where the failure to so qualify shall not have a Material Adverse Effect.

        Section 4.2 CORPORATE POWER AND AUTHORITY. The execution and delivery by Borrower of the Loan Documents and the performance by Borrower of the Loan Documents, and the borrowings hereunder, are within the powers of Borrower and have been duly authorized by all necessary corporate and, if required, shareholder action, and do not and will not (a) violate (i) the certificate of incorporation or other constitutive documents or bylaws of Borrower or any of its Subsidiaries, or (ii) any provision of any law, rule, regulation (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to Borrower, or (b) be in conflict with, result in a breach of or constitute (along or with notice or lapse of time or both) a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which Borrower or its properties may be bound or affected, or (c) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Borrower or any of its Subsidiaries.

        Section 4.3 LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Loan Documents when executed and delivered will be, legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

        Section 4.4   FINANCIAL STATEMENTS AND CONDITION; FULL DISCLOSURE.

        (a) Borrower has submitted to Lender various financial statements and information, including, without limitation, its annual audited financial statements for the fiscal year ended February 28, 1997 and its Forms 10-Q for the fiscal quarters ended May 31, 1997 and August 31, 1997, and Borrower represents that all of said financial information is true and correct in all material respects; such financial information fairly presents the financial condition and the results of operations of Borrower as of the dates thereof and for the periods indicated therein; that such financial statements disclose all material liabilities, direct or contingent of the Borrower as of the dates hereof and the periods indicated; that such financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently maintained throughout the periods involved; and that, as of the date of said financial information submitted, there were no material unrealized or anticipated losses from any unfavorable commitments of Borrower; and that there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise of Borrower from that set forth in said financial statements.

        (b) Borrower is, and on the Drawdown Date of each Revolving Advance and the date of issuance, extension or renewal of each Letter of Credit will be, Solvent.

        (c) Except as set forth in SCHEDULE 4.4, upon consummation of the transactions contemplated under the Loan Documents, Borrower will not have any outstanding Debt other than the obligations and indebtedness under this Agreement and trade debt incurred in the ordinary course of business.

        (d) Neither this Agreement nor any written information, exhibit, report, document, or certificate furnished to Lender by or on behalf of the Borrower in connection with this Agreement contained or contains any material misstatement of fact or omitted or omits to state a material fact or any fact necessary to make the statements contained herein or therein not misleading. There is no fact known to Borrower that materially adversely affects or that, insofar as the Borrower can now reasonably foresee, may materially adversely affect, the condition, financial or otherwise, operations, properties, or prospects of Borrower or the ability of Borrower to carry out their obligations under any of the Loan Documents to which it is or will be a party.

        Section 4.5 OTHER AGREEMENTS; NO DEFAULT. Borrower has no material contracts, agreements, leases or commitments which have not been previously disclosed to Lender.

Borrower is not in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any contract, agreement, lease or instrument to which Borrower is a party. Borrower enjoys peaceful and undisturbed possession under all leases to which it is a party.

        Section 4.6 LITIGATION. Except as set forth in SCHEDULE 4.6, there is no pending or, to Borrower's officers', directors', or key employees' knowledge, threatened action, suit or proceeding before any court, Governmental Authority, board of arbitration, or arbitrator against Borrower or for or on behalf of Borrower or in which Borrower or any of its properties or assets is or may otherwise become involved which may, in any one case or in the aggregate have a Material Adverse Effect nor is there any basis therefor. Except as set forth in
SCHEDULE 4.6, Borrower has not received any summons, citation, directive, letter, or other communication from any Governmental Authority concerning any intentional or unintentional violation or alleged violation of any Environmental Laws.

        Section 4.7 NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. Borrower is not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any Governmental Authority which may, in any one case or in the aggregate have a Material Adverse Effect.

        Section 4.8 OWNERSHIP AND LIENS. Borrower has good and marketable title to all of its assets and none of its assets is subject to any security interest or lien except in favor of Lender.

        Section 4.9 SUBSIDIARIES. Borrower has no Subsidiaries other than as set forth in SCHEDULE 4.9. None of Borrower's non-domestic Subsidiaries (excluding Roberts Company Canada Limited) have a net worth of greater than $10,000.00.

        Section 4.10 OPERATION OF BUSINESS. Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any rights of others with respect to any of the foregoing. Nothing has come to the attention of Borrower's officers, directors or key employees to the effect that (i) any product, process, method, substance, part or other material presently contemplated to be sold by or employed by it in connection with such business may infringe any patent, trademark, service marks, trade name, copyright, license or other right owned by any other Person or (ii) there is pending or threatened any claim or litigation against or affecting it contesting its right to sell or use any such product, process, method, substance, part or other material.

        Section 4.11 TAXES. Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon to be due, including interest and penalties.

        Section 4.12 DEBT. Set forth in SCHEDULE 4.4 hereto is a complete and correct list of all Debt of Borrower. The maximum principal or face amounts of the obligations set forth, which are outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

        Section 4.13 CAPITAL STOCK. All of the outstanding shares of stock of Borrower have been duly authorized and are validly issued, fully paid, and non-assessable, are not subject to any right or claim of recision, and have been offered, sold and issued by Borrower in compliance with all applicable federal and state securities laws and are owned as more particularly set forth in
SCHEDULE 4.13, in each case free and clear of all liens, pledges, charges or other encumbrances.

        Section 4.14 MARGIN SECURITIES. None of the advances of any Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve system (the "Federal Reserve Board"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security, or for any other purpose which might cause any of such advances and other financial accommodations under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U, or X of the Federal Reserve Board. None of Borrower's assets and none of the Collateral constitute margin securities. Borrower will neither take, nor permit any agent acting on its behalf to take, any action which might cause any transaction or obligation, or right created by this Agreement, or any document or instrument delivered pursuant hereto, to violate any regulation of the Federal Reserve Board.

        Section 4.15 FISCAL YEAR. The fiscal year of Borrower for financial accounting purposes ends on February 28 of each calendar year.

        Section 4.16 NO BROKER'S FEES, ETC. Borrower is not obligated to pay any brokerage commissions, finder's fees, appraisal fees, or investment banking fees in connection with the transactions contemplated by this Agreement.

        Section 4.17 GOVERNMENTAL CONSENTS AND REGULATORY APPROVALS. Borrower has obtained all consents, licenses, and other approvals from all governmental authorities required in connection with the execution, delivery, and performance by Borrower of the Loan Documents and the transactions contemplated thereby.

        Section 4.18 ELIGIBLE ACCOUNTS RECEIVABLE. Each Receivable that Borrower represents or warrants to Lender to be an Eligible Account Receivable in each Borrowing Base Certificate or other certification delivered by Borrower to Lender pursuant to this Agreement will be, as of the date so certified, an Eligible Account Receivable unless Lender shall in its sole discretion determine such Receivable to be ineligible.

        Section 4.19 ELIGIBLE INVENTORY. All Inventory that Borrower represents or warrants to Lender to be Eligible Inventory in each Borrowing Base Certificate or other certification delivered by Borrower to Lender pursuant to this Agreement will be, as of the date so certified, Eligible Inventory unless Lender shall in its sole discretion determine such Inventory to be ineligible.

        Section 4.20 ENVIRONMENTAL COMPLIANCE. Except as set forth in (i) a certain Environmental Site Assessment Update, Roberts Consolidated Industries, 2501 Lake View Drive, Mexico, Missouri 65265 dated September, 1997; (ii) a certain Environmental Site Assessment Update, Roberts Consolidated Industries, 600 North Baldwin Park Boulevard, City of Industry, California 91749 dated September, 1997; (iii) a certain Environmental Compliance Review, Roberts Consolidated Industries, 2501 Lake View Drive, Mexico, Missouri 65265 dated September, 1997; (iv) a certain Environmental Compliance Review, Roberts Consolidated Industries, 600 North Baldwin Park Boulevard, City of Industry, California 91749 dated September, 1997; (v) a certain Environmental Compliance Review, Roberts Company Canada Limited, 2070 Steeles Avenue, Brampton, Ontario dated September, 1997; and (vi) a certain Environmental Site Assessment Update, Roberts Company Canada Limited, 2070 Steeles Avenue, Brampton, Ontario dated September, 1997.

        (a) the Property and the current and anticipated use thereof materially comply with all Environmental Laws and all other laws, ordinances or regulations pertaining to the use and operation of such premises;

        (b) to the best of Borrower's knowledge, no Release of any Contaminants has occurred or is now occurring upon the Property; and

        (c) neither Borrower nor the Property has been, are now or are threatened to be the subject of any Enforcement Action.

        Section 4.21 COMPLIANCE WITH LAWS. Borrower is not in violation of any laws, ordinances, rules or regulations applicable to it, of all federal, state or municipal governmental authorities, instrumentalities or agencies including, without limitation, ERISA, the United States Occupational Safety and Health Act of 1970, as amended, all federal, state, county and municipal laws, ordinances, rules and regulations relating to the environment, as such may be amended, where such violation would have a Material Adverse Effect.

        Section 4.22 EVENTS OF DEFAULT. No Default or Event of Default has occurred and is continuing.

        Section 4.23 LABOR DISPUTES AND ACTS OF GOD. The business and properties of Borrower have not been affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty

(whether or not covered by insurance) which may, in any one case or in the aggregate have a Material Adverse Effect.

        Section 4.24 ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed, nor has any plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of Borrower or any ERISA Affiliate to the PBGC or the Plan under Title IV of ERISA; and neither Borrower, nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.


                                    ARTICLE 5

                              AFFIRMATIVE COVENANTS

        Borrower covenants and agrees that until the Commitment is irrevocably terminated and payment is made in full of the Loans and all of its other obligations hereunder are fully performed, Borrower shall, and shall cause its Subsidiaries to:

        Section 5.1 MAINTENANCE OF EXISTENCE. Preserve and maintain its existence in its current form of organization and good standing in the jurisdiction of its organization, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is required except where the failure to so qualify shall not have a Material Adverse Effect.

        Section 5.2 MAINTENANCE OF RECORDS. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all of its financial transactions.

        Section 5.3 MAINTENANCE OF PROPERTIES. Maintain, keep, and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted except where the failure to so keep and preserve shall not have a Material Adverse Effect.

        Section 5.4 CONDUCT OF BUSINESS. Continue to engage in a business of the same general type as conducted and proposed to be conducted by it on the date of this Agreement.

        Section 5.5   MAINTENANCE OF INSURANCE.

        (a) Keep its properties, including without limitation its Inventory, and the Property insured against fire, theft and other hazards (so-called "All Risk" coverage) in amounts and with companies satisfactory to Lender to the same extent in covering such risks as is customary in the same or a similar business, but in no event in an amount less than the lesser of (i) the total indebtedness or (ii) the amount necessary to avoid any co-insurance penalty, which policy shall name Lender as loss payee as its interest may appear, (b) maintain public liability coverage against claims for personal injuries, death or property damage in an amount deemed reasonable by Lender, which policy shall name Lender as an additional insured, and (c) maintain all worker's compensation, employment or similar insurance as may be required by applicable law. Such All Risk property insurance coverage shall provide for a minimum of thirty (30) days' written cancellation notice to Lender. Borrower agrees to deliver copies of all of the aforesaid insurance policies to Lender. In the event of any loss or damage to the Collateral, Borrower shall give prompt written notice to Lender and to its insurers of such loss or damage and shall properly file its proofs of loss with said insurers.

        Section 5.6 COMPLIANCE WITH LAWS. Comply in all material respects with all applicable laws, rules, regulations, and orders of Governmental Authorities, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property.

        Section 5.7 RIGHT OF INSPECTION. At any reasonable time and from time to time, permit Lender or any agent or representative of Lender to examine and make copies of and abstracts from the records, including without limitation computer records, and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances, and accounts of Borrower with any of its or their officers and directors and its independent accountants (who, by this reference, are authorized by Borrower to discuss such matters with Lender or any agent or representative of Lender).

        Section 5.8 REPORTING REQUIREMENTS. Furnish or cause to be furnished to
Lender:

        (a) As soon as available and in any event within one hundred and five
(105) days after the end of each fiscal year, a consolidated and consolidating balance sheet of Borrower and its consolidated subsidiaries as of the end of such year and the related statements of income, operations, retained earnings and cash flows with accompanying footnotes of Borrower and its consolidated subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an unqualified audited report thereon by an independent certified public accountant of national standing acceptable to Lender, which shall state that such financial statement presents fairly the financial condition as at the end of such fiscal year, and the combined results of operations and changes in financial position for such fiscal year, of Borrower and its consolidated subsidiaries in accordance with GAAP.

        (b) Within forty-five (45) days after the end of each fiscal quarter, and in no event later than the date on which Borrower files its Form 10-Q with the SEC with respect to such fiscal quarter, consolidated and consolidating financial statements of Borrower and its consolidated subsidiaries for the period in question and the fiscal year to date and comparing the results of such period and fiscal year to the comparable periods of the immediately preceding fiscal year, prepared and certified as being true, complete and correct by the chief financial officer of Borrower.

        (c) Within forty-five (45) days after the end of each fiscal quarter and each fiscal year, a financial covenant compliance certificate in form and substance satisfactory to Lender, sufficient to verify Borrower's compliance with the financial covenants contained in Section 7 of this Agreement, prepared and certified as being true, complete and correct by the chief financial officer of Borrower.

        (d) On each Drawdown Date or date of issuance, extension or renewal of a Letter of Credit, a collateral update certificate on Lender's then current form and, within two (2) Business Days following the end of each month, a Borrowing Base Certificate in the form attached as EXHIBIT C (a "Borrowing Base Certificate"), with supporting verification.

        (e) On a monthly basis, (i) a detailed aging of Receivables, and (ii) a detailed accounts payable aging, each in form and substance satisfactory to Lender.

        (f) Promptly upon receipt thereof, and in any event simultaneously with the delivery of the financial statements required by subparagraph 5.8(a) hereof, copies of any reports and management letters submitted to Borrower by independent certified public accountants in connection with the examination of financial statements.

        (g) Within (i) five (5) days subsequent to filing with the Internal Revenue Service and applicable state taxing authorities, copies of federal and state income tax returns of Borrower, and (ii) five (5) days subsequent to filing with the SEC, copies of all Forms 8-K, 10-K and 10-Q filed with the SEC.

        (h) Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority affecting Borrower, which, if determined adversely to Borrower, could have a Material Adverse Effect, and such additional information regarding such actions, suits, and proceedings as Lender may request from time to time.

        (i) Immediately upon the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is being taken or proposed to be taken by Borrower with respect thereto.

        (j) Upon request of Lender, copies of all reports (including annual reports) and notices which Borrower files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible but not later than ten (10) days after Borrower knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, Borrower will deliver to Lender a certificate of the chief financial officer of Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action Borrower proposes to take with respect thereto.

        (k) Promptly after the furnishing thereof, copies of any material statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to Lender pursuant to any other clause of this Section.

        (l) Not more than thirty (30) days following the end of each fiscal year, financial projections for the next fiscal year, including consolidated balance sheets, income statements, sources and uses of funds and other supporting schedules.

        (m) Such other information respecting the condition or operations, financial or otherwise, of Borrower as Lender may from time to time reasonably request.

The reports described above shall be in form and detail as shall be satisfactory to Lender and shall be certified by Borrower's chief financial officer as being true, complete and correct.

        Section 5.9 ELIGIBLE ACCOUNTS RECEIVABLE; ELIGIBLE INVENTORY. Promptly after receiving notice or otherwise becoming aware thereof, notify Lender in writing that (i) a Receivable that Borrower has represented or warranted to Lender to be an Eligible Account Receivable has ceased to be an Eligible Account Receivable for any reason other than payment thereof in the ordinary course of business or (ii) any Inventory that Borrower has represented or warranted to Lender to be Eligible Inventory has ceased to be Eligible Inventory for any reason.

        Section 5.10 COLLATERAL. (a) Preserve the Collateral in good condition and order and not permit it to be abused or misused, (b) not allow any of the Collateral to be affixed to real estate unless such real estate is subject to a Lien in favor of Lender, (c) upon request of Lender, prepare to deliver all proceeds of the Collateral to Lender immediately upon receipt in the identical form received without commingling with other property, (d) if an Event of Default has occurred and is continuing, if required by Lender, notify Account Debtors and obligors that their accounts, instruments, documents, contracts and all of Borrower's rights to receive payments have been assigned to Lender and shall be paid directly to Lender, (e) take necessary steps to preserve the liability of Account Debtors, obligors, and secondary parties whose liabilities are part of the Collateral, (f) take any action required by Lender with reference to the Federal Assignment of Claims Act, (g) allow Lender to inspect the Collateral and to inspect and copy all records relating to the Collateral, (h) immediately upon request by Lender: (A) transfer possession or permit Lender to take possession of all Collateral; and (B) assign and/or allow Lender to immediately take possession of all instruments, and documents which are part of the Collateral, or as to those hereafter acquired, immediately following acquisition, and (i) notify Lender of any change of location or material adverse change in the condition of any of the Collateral, or of any material adverse change in any fact or circumstance warranted or represented by Borrower herein or furnished to Lender, or if any Event of Default occurs.

        Section 5.11 DEFEND COLLATERAL. Defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein and, in the event Lender's security interest in the Collateral, or any part thereof, would be impaired by an adverse decision, allow Lender to contest or defend any such claim or demand in Borrower's name and pay, upon demand, Lender's reasonable costs, charges and expenses, including, without limitation reasonable attorneys' fees in connection therewith.

        Section 5.12 ENVIRONMENTAL COVENANTS. Provide at the expense of Borrower a Phase I environmental site assessment of the Property if an Event of Default shall have occurred and be continuing or Lender shall have reasonable cause to believe that an actual or threatened violation of an Environmental Law has occurred, is occurring or is about to occur, in each case prepared by an independent environmental consulting or engineering firm acceptable to Lender in its sole discretion and in each case stating conclusions satisfactory to Lender in its sole discretion, together with such additional environmental studies, audits, site assessments or remedial or corrective actions as shall be reasonably required by Lender or recommended by any such Phase I site assessment. Should Borrower fail to commence any such environmental site assessment, study, audit or remedial or corrective action within thirty (30) days of Lender's written request, Lender shall have the right but not the obligation to retain an environmental consultant to perform the same, at Borrower's expense, and all costs and expenses incurred by Lender in connection therewith shall be payable by Borrower upon demand.

        Section 5.13 OPERATING ACCOUNTS. Maintain at all times all of its operating accounts, including without limitation its checking accounts, with Lender or a banking subsidiary of Fleet Financial Group.

                                    ARTICLE 6

                               NEGATIVE COVENANTS

        Borrower covenants and agrees that, without the prior written consent of Lender, until the Commitment is irrevocably terminated and payment is made in full of the Loans and all its obligations hereunder are fully performed, Borrower shall not, and shall cause its Subsidiaries not to:

        Section 6.1 LIENS. Create, incur, assume, or suffer to exist any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except:

        (a) Liens in favor of the Lender;

        (b) Liens for taxes or assessments or other government charges or levies not yet due and payable or, if due and payable, Liens for taxes being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP are maintained; and

        (c) Liens imposed by law, such as mechanics, materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which do not exceed in the aggregate $50,000.00 and which are not past due for more than thirty (30) days, unless such Liens are being contested in good faith by appropriate proceedings and appropriate cash reserves have been established therefor.

        Section 6.2 DEBT. Create, incur, assume, or suffer to exist any recourse or nonrecourse Debt, except:

        (a) Debt of the Borrower under this Agreement;

        (b) Debt (if any) described in SCHEDULE 4.4, but no renewals, extensions, or refinancings thereof; and

        (c) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business and paid within the required time, unless contested by the Borrower in good faith and by appropriate proceedings.

        Section 6.3 MERGERS, ETC. Merge or consolidate with, or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire all or substantially all of the assets or the business of any Person.

        Section 6.4 LEASES. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except (a) leases existing on the date of this Agreement as set forth in
SCHEDULE 6.4 and any extensions or renewals thereof and (b) operating leases in an aggregate amount not to exceed $500,000.00 at any time.

        Section 6.5 SALE AND LEASEBACK. Sell, transfer, or otherwise dispose of any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

         Section 6.6 RESTRICTED PAYMENTS. Pay, make or declare any Restricted Payment, except payments to the holders of Subordinated Debt to the extent expressly permitted by the Subordinated Debt Agreement.

        Section 6.7 SALE OF ASSETS. Sell, lease, assign, transfer, or otherwise dispose of any of its now owned or hereafter acquired assets except: (a) for Inventory disposed of in the ordinary course of business; and (b) the sale or other disposition of assets no longer used or useful in the conduct of its business.

        Section 6.8 INVESTMENTS. Make any loan or advance to any Person, or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person except: (a) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (b) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.;
(c) certificates of deposit with maturities of one year or less from the date of acquisition issued by Lender; (d) for stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to Borrower; (e) investments in money market funds of which substantially all the assets are comprised of securities of the types described in clauses (a) through
(c) above and (f) fully collateralized repurchase agreements with a term of not more than twelve months for securities described in clause (a) above and entered into with any federally insured lender or primary dealers in U.S. Government securities.

        Section 6.9 GUARANTIES, ETC. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person in an aggregate amount not to exceed $200,000.00, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

        Section 6.10 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

        Section 6.11 SUBSIDIARIES. Create or otherwise acquire an interest in any Subsidiary or permit any non-domestic Subsidiary (excluding Roberts Company Canada Limited) to have a net worth of greater than $10,000.

        Section 6.12  FISCAL YEAR.  Change its fiscal year.

        Section 6.13 ACCOUNTING METHODS. Make or consent to a material change
(a) in the stock ownership or structure of Borrower or in the manner in which business of the Borrower is conducted or (b) in its method of accounting unless such change is within the permissible standards of GAAP.

        Section 6.14 INVENTORY LOCATIONS. Move Inventory to or otherwise maintain Inventory at a location with respect to which Borrower has not delivered to Lender (i) a lessor's consent and agreement from the lessor thereof
(ii) a subordination, nondisturbance and attornment agreement from each mortgagee thereof and (iii) such other documents or instruments as Lender shall deem necessary in its sole discretion in order to create or maintain a first priority perfected security interest in such Inventory in favor of Lender, in each case in form and substance satisfactory to Lender in its sole discretion.


                                    ARTICLE 7

                               FINANCIAL COVENANTS

        Borrower covenants and agrees that until payment is made of all the Loans and the performance of all its obligations hereunder, Borrower shall (as to Borrower and any of its Subsidiaries) and on a consolidated basis:

        Section 7.1 CURRENT RATIO. The Borrower shall maintain a ratio of (i) Current Assets to (ii) Current Liabilities of not less than 1.0:1.0 as of the end of each fiscal quarter of the Borrower.

        Section 7.2 TANGIBLE NET WORTH. Maintain at all times a Tangible Net Worth of not less than (i) $11,000,000 for the period from and including the date hereof through the first anniversary of the date hereof, (ii) $12,000,000 for the period from and including the date which is one (1) day following such first anniversary and ending on the second anniversary of the date hereof, and
(iii) $13,000,000 at all times following such second anniversary.

        Section 7.3 LEVERAGE RATIO. Maintain as of the end of each quarter of the Borrower, a ratio of (i) Total Liabilities minus Subordinated Debt to (ii) Tangible Net Worth plus Subordinated Debt of not greater than 2.0:1.0.

        Section 7.4 SENIOR DEBT TO TRAILING EBITDA RATIO. The Borrower shall maintain on a rolling four quarter basis as of the end of each fiscal quarter of the Borrower a ratio of (i) senior bank debt to (ii) trailing twelve-month Earnings Before Interest, Taxes, Depreciation and Amortization of not more than
(i) 4.0:1.0 during the period from the date which is one (1) day following the first anniversary of the date hereof through the second anniversary of the date hereof, (2) 3.5:1.0 during the period from the date which is one (1) day following such second anniversary date through the third anniversary of the date hereof, and (3) 3.0:1.0 at all times following the third anniversary date.

        Section 7.5 INTEREST COVERAGE RATIO. The Borrower shall maintain a ratio of (i) Earnings Before Interest and Taxes to (ii) Interest Expense of not less than 1.5:1.0 as of the end of each fiscal quarter of the Borrower.

        Section 7.6 DEBT SERVICE COVERAGE RATIO. The Borrower shall maintain on a rolling four quarter basis as of the end of each fiscal quarter of the Borrower a ratio of (i) Earnings Before Interest, Taxes, Depreciation and Amortization MINUS cash Capital Expenditures to (ii) Current Maturities of Long Term Debt PLUS Interest Expense of not less than (1) 1.2:1.0 from the date hereof through the first anniversary of the date hereof, (2) 1.5:1.0 during the period from the date which is one (1) day following such first anniversary date through and including the third anniversary of the date hereof, and (3) 1.75:1.0 at all times after such third anniversary date.

        Section 7.7 CERTAIN FINANCIAL TERMS. For purposes of this Article 7, the following terms shall have the following meanings:

        (a) "Capital Assets" means fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that capital assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

        (b) "Capital Expenditures" means amounts paid or indebtedness incurred by Borrower or any of its Subsidiaries in connection with the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

        (c) "Current Assets" means the aggregate amount of assets which in accordance with GAAP may be properly classified as current assets, after deducting all costs and estimated earnings in excess of amounts billed and all indebtedness from Affiliates.

        (d) "Current Liabilities" means (i) all Debt due on demand or within one year from the date of determination thereof (including without limitation all Debt owed to Lender) and (ii) all other items which, in accordance with GAAP, may be properly classified as current liabilities.

        (e) "Current Maturities of Long-Term Debt" means, with respect to all Debt which, in accordance with GAAP, may be properly classified as long-term debt, the portion of such Debt which is due within one (1) year from the date of determination thereof.

        (f) "Earnings Before Interest and Taxes" means earnings (or losses) from operations for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period.

        (g) "Earnings Before Interest, Taxes, Depreciation and Amortization" means earnings (or losses) from operations for any period, after all expenses and other proper charges but before payment or provision for any depreciation, amortization, income taxes and increased by interest expense (including non-cash interest expense) and pension expense and option or warrant related expenses for such period.

        (h) "Interest Expense" means, for any period, the aggregate amount of interest required to be paid or accrued during such period on all Debt outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capital Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

        (i) "Senior Debt" means Debt of the Borrower to the Lender of any kind or nature.

        (j) "Subordinated Debt" means any Debt of the Borrower which is subordinated in right of payment to the Loans upon terms and conditions and pursuant to subordination agreements satisfactory to the Lender in its sole discretion.

        (k) "Tangible Net Worth" means as at any date of determination thereof,
(a) the amount at which common stockholders' equity and preferred stock would be shown on a balance sheet at such date, minus (b) amounts at which good will and any other intangibles and amounts owed by and/or invested in Affiliates would be shown on such balance sheet, plus (c) Subordinated Debt.

        (l) "Total Liabilities" means all Debt and other liabilities which in accordance with GAAP may be properly classified as liabilities and all other liabilities, indebtedness or obligation whether or not so classified.

                                    ARTICLE 8

                                    SECURITY

        The Loans are secured by and pursuant to the Security Documents.


                                    ARTICLE 9

                                EVENTS OF DEFAULT

        Section 9.1   EVENTS OF DEFAULT.

        (a) Any one or more of the following events (whether voluntary or involuntary or effected by operation of law or otherwise) shall be an Event of
Default:

               (1) Borrower shall fail to pay the principal of, premium, if any, or interest on the Notes, or any amount of any fee, or any other liability or indebtedness owing by Borrower to Lender as and when due;

               (2) Any representation or warranty made or deemed made by Borrower in any of the Loan Documents, or which is contained in any certificate, document, opinion, report, or financial or other statement furnished at any time under or in connection with any Loan Document, shall have been incorrect in any material respect on or as of the date made or deemed made;

               (3) Borrower shall fail to comply with any of the covenants contained in Articles 5, 6 and 7 provided however the Borrower shall have a ten (10) day grace period to comply with the reporting requirements contained in Section 5.8;

               (4) Borrower shall fail to perform or observe any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 9.1) for thirty
        (30) days after written notice of such failure shall have been given to Borrower by Lender;

               (5) Borrower shall (A) fail to pay any indebtedness for borrowed money (other than the Notes), including any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), (B) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed (including any applicable grace periods), if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, or (C) be in default under any other indebtedness of Borrower to Lender;

               (6) Borrower (A) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its debts as such debts become due; or (B) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (C) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (D) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and which remains undismissed for a period of sixty (60) days or more; or (E) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (F) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a period of sixty (60) days or more;

               (7) One or more judgments, decrees, or orders for the payment of money which in the aggregate exceeds $50,000.00 shall be rendered against Borrower and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal;

               (8) Any Security Document shall at any time after its execution and delivery and for any reason other than an act or omission by Lender cease to create a valid and perfected first priority security interest (or such lesser priority security interest as may be specifically set forth therein) in and to the property purported to be subject to such Security Document or otherwise to be in full force and effect, or any Security Document shall be declared null and void, or the validity or enforceability thereof shall be contested by Borrower, or Borrower shall deny it has any further liability or obligation under any Security Document, or Borrower shall fail to perform any of its obligations under any Security Document subject to any notice and cure provisions contained in any Security Document;

               (9) Any event shall occur or exist with respect to Borrower which could in the opinion of Lender subject Borrower to any tax, penalty, or other liability under or in connection with ERISA;

               (10) There shall occur any material uninsured damage to or loss, theft, or destruction of any of the Collateral;

               (11) Borrower ceases to conduct its business as currently conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;

               (12) There shall occur any material adverse change in the condition (financial or otherwise), operations, properties or business of Borrower, any Affiliate, or any Subsidiary;

               (13) The occurrence of any of the following: (i) the sale or other transfer of all or substantially all of the assets of the Borrower, (ii) any transaction (including a merger or consolidation) the result of which is that any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of more than thirty-five percent (35%) (calculated on a fully diluted basis) of the voting power of all classes of voting stock of the Borrower and/or warrants or options to acquire such voting stock, (iii) the adoption of a plan relating to the liquidation or dissolution of the Borrower, or (iv) the first day on which a majority of the members of the Board of Directors of the Borrower cease to be Continuing Directors (meaning the directors of the Borrower on the date hereof and each other director, if such director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the Continuing Directors at the time of such nomination or election); or

               (14) Any other failure of Borrower to perform under this Agreement subject to applicable notice and cure periods; or

        (b) Upon and after the occurrence of an Event of Default, Lender may (1) declare the Commitment to be terminated, whereupon the same shall forthwith terminate and/or (2) declare all the outstanding indebtedness evidenced by the Note and all other amounts payable under this Agreement (including, without limitation, any Make-Whole Premium or termination fee that Borrower would have been obligated to pay had it then elected to prepay the Notes and terminate the Commitment), to be forthwith due and payable, whereupon the Commitment shall be terminated and the Notes, all such interest, and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; PROVIDED, HOWEVER, that upon the occurrence of any event described in
Section 9.1(a)(6), the Commitment shall terminate and the outstanding Notes, all interest thereon, and all such other amounts payable under this Agreement shall become automatically due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower.

        (c) The occurrence of an Event of Default under the documents evidencing, securing or relating to the Loans shall be an Event of Default under this Agreement.


                                   ARTICLE 10

                               GENERAL PROVISIONS

        Section 10.1 AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any of the Loan Documents to which Borrower is a party, or consent to any departure by Borrower from any terms of any of the Loan Documents to which it is a party, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 10.2 NOTICES, ETC. All notices, demands, requests, and other communications given under this Agreement shall only be effective if they are
(i) in writing, (ii) actually received by the addressee, and (iii) sent by hand delivery, by facsimile transmission, by reputable express delivery service, or by first-class mail, postage prepaid:

        (a)    If to the Lender, to it at:

                      Fleet National Bank
                      One Landmark Square, 12th Floor
                      Stamford, CT  06901
                      Attn: Anthony McKiernan, Vice President
                      Telephone No.:  203/358-6211
                      Telecopier No.:  203/358-6242

               With a copy to:

                      Pepe & Hazard LLP
                      Goodwin Square
                      Hartford, CT   06103-4302
                      Attn:  James C. Schulwolf, Esq.
                      Telephone No.:  860/241-2684
                      Telecopier No.:  860/522-2796

        (b) If to Borrower, to it at:

                      Q.E.P. Co., Inc.
                      1081 Holland Drive
                      Boca Raton, FL  30487
                      Attn:  Marc Applebaum, CFO
                      Telephone No.: 561/994-5550
                      Telecopier No.: 561/994-1530

               With a copy to:

                      Holland & Knight
                      One East Broward Boulevard
                      Fort Lauderdale, FL 33301
                      Attn: Steven Sonberg
                      Telephone No.: 954/525-1000
                      Telecopier No.:954/463-2030

or to such other address (and/or facsimile transmission number) as Borrower or Lender, as the case may be, shall have specified in a notice sent to the other in accordance with this Section.

        Section 10.3 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or remedy under any of the Loan Documents shall operate as a waiver of such right, power, or remedy, nor shall any single or partial exercise of any right, power, or remedy under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

        Section 10.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower shall not (by agreement, operation of law, or otherwise) assign any of their respective rights, or delegate any of their respective obligations, under any of the Loan Documents to which Borrower is a party without the prior written consent of Lender, and any such assignment or delegation made without such consent shall be null and void. Lender may sell participations in, or may assign, all or any part of any of the Loans to another lender, in which event (a) in the case of an assignment, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it were Lender hereunder; and (b) in the case of a participation, the participant shall have no rights under the Loan Documents. The agreement executed by Lender in favor of the participant shall not give the participant the right to require Lender to take or omit to take any action hereunder except action directly relating to (i) the extension of a payment date with respect to any portion of the principal of or interest on any amount outstanding hereunder allocated to such participant,

(ii) the reduction of the principal amount outstanding hereunder or (iii) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the participant is entitled to receive under its agreement with Lender. Lender may furnish any information concerning Borrower in the possession of the Lender from time to time to assignees and participants (including prospective assignees and participants); provided that Lender shall, if requested by Borrower, require any such prospective assignee or such participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information, except as required by applicable laws or regulatory or governmental authorities.

        Section 10.5  COSTS, EXPENSES, AND TAXES; INDEMNIFICATION.

        (a) Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under any of the Loan Documents including without limitation, ongoing advice following the effectiveness of this Agreement and all costs and expenses, if any, in connection with the protection, collection and/or other enforcement of this Agreement or any of the Loan Documents. In addition, Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any of the Loan Documents, and agrees to hold and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes and fees.

        (b) To the fullest extent permitted by applicable law, if a Default or an Event of Default shall have occurred and be continuing, Borrower agrees to defend, indemnify and hold harmless the Lender, any other holder of the Note and each of the present and future shareholders, partners, directors, officers, employees, agents, counsel and successors and assigns of each of them (collectively with Lender the "Lender Parties") from and against any and all loss, cost, expense, claim, liability (including strict liability) or asserted liability incurred from or out of the Loans, the execution, delivery or performance of this Agreement, or any of the documents or instruments to be executed and delivered hereunder, or otherwise arising out of the debtor/creditor relationship between them, Lender or Lender Parties relating to the Loans, the exercise of any of Lender's rights under the Loans, any litigation or proceeding instituted or conducted by any Governmental Authority, any act or omission of Borrower or otherwise, except to the extent (and only to the extent) that the same arises from the gross negligence or willful misconduct of Lender.

        (c) Without limiting the generality of the preceding subparagraph (b), Borrower agrees to defend, protect, indemnify and hold harmless Lender Parties from and against, and to reimburse the Lender Parties on demand with respect to, any and all matters of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Lender Parties at any time and from time to time by reason of or arising out of any violation of any Environmental Laws, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Contaminant or any action, suit, proceeding or investigation brought or threatened with respect to any Contaminant (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case, including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding.

        (d) The obligations of Borrower described in this Section 10.5 shall survive the closing of the transactions described in this Agreement, including the making of any and all Loans and the payment and satisfaction of the Notes.

        Section 10.6 RIGHT OF SETOFF. Lender is hereby authorized at any time and from time to time without notice to Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement or the Note or any of the other Loan Documents, irrespective of whether or not Lender shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. Lender agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this Section 10.6 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

        Section 10.7  GOVERNING LAW; JURISDICTION.

        (a) This Agreement, the Notes and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of Connecticut without regard to its conflict of laws rules.

        (b) Borrower hereby irrevocably submits to the jurisdiction of any Connecticut State or United States Federal court sitting in Connecticut over any action or proceeding arising out of or relating to this Agreement, the Notes or the other Loan Documents, and Borrower hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in such Connecticut State or Federal court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower at its address specified in Section 10.2. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower further waives any objection to venue in such state and any objection to an action or proceeding in such State on the basis of forum non conveniens. Borrower further agrees that any action or proceeding brought against Lender shall be brought only in Connecticut State or United States Federal courts sitting in Connecticut.

        (c) Nothing in this Section 10.7 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or their property in the courts of any other jurisdiction.

        (d) To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to themselves or their property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Notes and the other Loan Documents.

        (e) BORROWER ACKNOWLEDGES AND AGREES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION AND WAIVE ANY RIGHT TO A NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZE THE LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THE NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

        Section 10.8  ENTIRE AGREEMENT; SEVERABILITY OF PROVISIONS.

        (a) This Agreement and the other Loan Documents collectively constitute the entire agreement and understanding between the parties hereto relating to the transactions contemplated by this Agreement and supersede any and all contemporaneous and prior agreements, representations, arrangements and understandings (written or oral, express or implied) relating to the subject matter hereof.

        (b) If any term or provision of any of the Loan Documents or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions thereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

        Section 10.9 ESTOPPEL CERTIFICATES. Within fifteen (15) days after Lender requests Borrower to do so, Borrower shall cause its chief financial officer to duly execute and deliver to Lender a statement certifying (a) that this Agreement, the Notes, and the other Loan Documents to which Borrower is a party are in full force and effect and have not been modified except as described in said statement, (b) the date to which interest on the Notes has been paid, (c) the unpaid principal balance of the Notes, (d) whether to Borrower's knowledge an Event of Default has occurred and is continuing, and if so, describing in reasonable detail each such Event of Default of which it has knowledge, (e) whether to its knowledge Borrower has any defense, setoff, or counterclaim to the payment or performance of any of its obligations in accordance with the respective terms of this Agreement, the Notes, and the other Loan Documents, as the case may be, and, if so, describing each defense, setoff, or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (f) as to any other matter reasonably requested by Lender.

        Section 10.10 WAIVER OF JURY TRIAL AND CONSEQUENTIAL DAMAGES.

        (a) BORROWER HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THEM TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

        (b) NONE OF LENDER, BORROWER, OR ANY AGENT OR ATTORNEY OF EITHER OF THEM SHALL BE LIABLE TO ANY OF THE OTHERS FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT, OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION, OR COLLECTION OF THE OBLIGATIONS RELATING IN ANY WAY TO THIS AGREEMENT, THE NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS, OR THE ACTION OR INACTION OF ANY OF SUCH PERSONS UNDER ANY ONE OR MORE HEREOF OR THEREOF.

        (c) IN THE EVENT LENDER SEEKS TO TAKE POSSESSION OF ANY OR ALL OF THE COLLATERAL BY COURT PROCESS OR OTHER METHOD AVAILABLE UNDER THE LAW, BORROWER IRREVOCABLY WAIVES ANY BOND AND ANY SURETY OR

SECURITY RELATING THERETO REQUIRED BY ANY STATUTE, COURT RULE OR OTHERWISE AS AN INCIDENT TO SUCH POSSESSION, AND WAIVES ANY DEMAND FOR POSSESSION PRIOR TO THE COMMENCEMENT OF ANY SUIT OR ACTION TO RECOVER WITH RESPECT THERETO. BORROWER FURTHER WAIVES THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

        Section 10.11 REPLACEMENT OF THE NOTE. Upon receipt by Borrower of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction, or mutilation of the Notes, and (a) in the case of loss, theft, or destruction, of indemnity reasonably satisfactory and furnished without cost to Borrower (provided, if the holder of such Note is Lender or a bank, insurance company, or other institutional lender, its own unsecured agreement of indemnity shall be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, Borrower will execute and deliver in lieu thereof a replacement Note of like tenor.

        Section 10.12 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, and covenants made by Borrower in this Agreement or any of the other Loan Documents or in any certificate or other writing delivered by it or on its behalf thereunder shall be considered to have been relied upon by Lender and shall survive the delivery of this Agreement and the other Loan Documents. All statements in any such certificate or other writing shall constitute representations and warranties of Borrower hereunder.

        Section 10.13 FURTHER ASSURANCES. Borrower from time to time shall execute and deliver to Lender such additional documents and will provide such additional information as Lender may reasonably require to carry out the terms of this Agreement and to keep Lender informed of the status and affairs of Borrower.

        Section 10.14 CONSTRUCTION. Each covenant contained in this Agreement shall be construed (absent an express contrary provision therein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

        Section 10.15 CAPTIONS. Article and Section titles in the Loan Documents are included for convenience only and do not define, limit, or describe the scope of the provisions thereof.

        Section 10.16 OPINION LETTER. The obligation of Lender to make the Loans is subject to receipt by it of an opinion of counsel to Borrower dated as of the closing date as to certain matters specified in this Agreement. Borrower having consulted with their legal counsel acknowledges that the delivery of the opinion may create an attorney/client relationship between counsel to Borrower and Lender and Borrower knowingly waives any resulting conflict of interest, present or future, arising out of the delivery of the opinion.

        Section 10.17 EXAMINATION OF RECORDS. Not more than three (3) times per year (unless an Event of Default shall have occurred and be continuing, in which event such right shall be unlimited), Lender will have the right to conduct filed audits or otherwise make periodic examinations of the books, records and operations of Borrower and review and verify the

Receivables of Borrower. All costs arising in connection with any exercise of Lender's rights under this Section 10.17 shall be at the rate of $500 per man day plus out-of-pocket expenses and shall be for the account of Borrower.

        Section 10.18 RELEASES. Borrower hereby acknowledges that it has been represented by competent counsel in connection with this transaction and has been fully advised by such counsel of the full range of rights and obligations possessed by them and undertaken or received pursuant to the terms of this Agreement and, specifically, the provisions of this section of the Agreement. Borrower hereby knowingly and, after consultation with counsel, freely acknowledges and agrees that it does not now have nor know of any basis for any claim in tort, contract or otherwise against the Lender Parties for breach of any of the terms of the documents evidencing or securing the Loans or which may have arisen out of the relationship between them and any of Lender Parties relating to the Loans up to and through the date of this Agreement. Borrower acknowledges and agrees that this Agreement was negotiated, executed and delivered freely and with full and informed knowledge of the consequences of this Agreement and that it has executed this Agreement without duress and that Lender has proceeded in a commercially reasonable manner in light of all the facts and circumstances surrounding the transaction which are the subject of this Agreement.

        Section 10.19 COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts. Each counterpart shall constitute an original, but all counterparts together shall constitute but one and the same agreement.

        Section 10.20 SUBSEQUENT BANKRUPTCY. In the event of Borrower's subsequent default hereunder, Borrower hereby covenants not to impede Lender's rightful exercise of its rights under the Loan Documents by seeking protection under Title 11 of the United States Bankruptcy Code. Borrower hereby agrees that in consideration of the mutual covenants and promises contained herein and the other Loan Documents, Borrower will not seek protection under Title 11 of the United States Bankruptcy Code. In the event that an order for relief pursuant to Title 11 of the United States Bankruptcy Code is entered against Borrower, Borrower hereby consents to relief from the automatic stay pursuant to 11 U.S.C. /section/ 362 and hereby irrevocably waives all defenses or objections thereto, in order to permit Lender to pursue its rights under general law.

        Section 10.21 SUPERSEDING ORIGINAL LOAN AGREEMENT. This Agreement, together with the Security Agreement, shall supersede the Original Loan Agreement. On the date hereof, the rights and obligations of the parties under the Original Loan Agreement shall be subsumed within and governed by this Agreement; PROVIDED that the provisions of the Original Loan Agreement shall remain in full force and effect prior to the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or partners thereunto duly authorized, as of the date first above written.

WITNESS:                                    BORROWER:

                                            Q.E.P. CO., INC.

/s/ ILLEGIBLE                               By  /s/ LEWIS GOULD
-----------------------------                 --------------------------------
                                                   Lewis Gould
/s/ ILLEGIBLE                                      Its President
-----------------------------                      Duly Authorized



                                            Q.E.P. - O'TOOL, INC.

/s/ ILLEGIBLE                               By  /s/ LEWIS GOULD
-----------------------------                 --------------------------------
                                                   Lewis Gould
/s/ ILLEGIBLE                                      Its President
-----------------------------                      Duly Authorized



                                            MARION TOOL CORPORATION

/s/ ILLEGIBLE                               By  /s/ LEWIS GOULD
-----------------------------                 --------------------------------
                                                   Lewis Gould
/s/ ILLEGIBLE                                      Its President
-----------------------------                      Duly Authorized



                                            WESTPOINT FOUNDRY, INC.

/s/ ILLEGIBLE                               By  /s/ LEWIS GOULD
-----------------------------                 --------------------------------
                                                   Lewis Gould
/s/ ILLEGIBLE                                      Its President
-----------------------------                      Duly Authorized

                                           ROBERTS CONSOLIDATED INDUSTRIES, INC.

/s/ ILLEGIBLE                              By  /s/ LEWIS GOULD
-----------------------------                --------------------------------
                                                  Lewis Gould
/s/ ILLEGIBLE                                     Its President
-----------------------------                     Duly Authorized



                                           ROBERTS HOLDING INTERNATIONAL, INC.

/s/ ILLEGIBLE                              By  /s/ LEWIS GOULD
-----------------------------                --------------------------------
                                                  Lewis Gould
/s/ ILLEGIBLE                                     Its President
-----------------------------                     Duly Authorized



                                           ROBERTS COMPANY CANADA LIMITED

/s/ ILLEGIBLE                              By  /s/ LEWIS GOULD
-----------------------------                --------------------------------
                                                  Lewis Gould
/s/ ILLEGIBLE                                     Its President
-----------------------------                     Duly Authorized



                                           LENDER:

                                           FLEET NATIONAL BANK

/s/ ILLEGIBLE                              By /s/ ANTHONY MCKIERNAN
-----------------------------                --------------------------------
                                                  Anthony McKiernan
/s/ ILLEGIBLE                                     Its Vice President
-----------------------------                     Duly Authorized

                                   EXHIBIT A


              SECOND AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$10,000,000.00                                              New York, New York
                                                              October 21, 1997


        Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, and ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7 (all of the foregoing hereinafter collectively called the "BORROWER" unless otherwise specifically indicated), for value received, promises to pay to the order of FLEET NATIONAL BANK (f/k/a SHAWMUT BANK CONNECTICUT, N.A.), a national banking association (hereinafter referred to as the "LENDER") at its office at One Landmark Square, Stamford, Connecticut 06901 or at such other place as the holder of this Note may from time to time designate in writing, on or before the Termination Date (as such term is defined in the Loan Agreement), the principal sum of TEN MILLION DOLLARS ($10,000,000), or such lesser amount as has been advanced and remains outstanding under this Note, with interest computed as set forth in the Amended and Restated Loan Agreement between the Borrower and the Lender dated of even date herewith (as amended and in effect from time to time, the "Loan Agreement") from the date hereof until this Note is fully paid.

        All payments will be applied first to the payment of late charges, then to accrued and unpaid interest and the balance on account of the unpaid principal of this Note.

        All sums due under this Note shall be payable together with all lawful taxes and assessments levied thereon, or upon this Note, or upon the holder hereof with respect to the same.

        The happening of any of the following events or conditions shall constitute an "EVENT OF DEFAULT" under this Note:

        1. Failure to make when due any payment of principal or interest or any sum due under this Note when the same shall be due and payable.

        2. The occurrence of an Event of Default or notice of termination under the Loan Agreement.

        Upon and after the occurrence of an Event of Default, the whole of said indebtedness, both principal and interest, and including any other sums which may become due under this Note, shall, at the option of the holder of this Note, immediately become due and payable without presentment, demand, protest, notice of protest, or other notice or notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower.

        The Borrower agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right under this Note shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternately, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between the Borrower and the Lender.

        The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, assents to any extension or postponement of the time of payment or any other indulgence and/or to the addition or release of any party or person primarily or secondarily liable.

        The Borrower gives the Lender a lien and right of setoff for all of Borrower's liabilities upon and against the Borrower's deposits, credits and property, now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, apply the same or any part thereof, to any of the Borrower's liability, though unmatured, without notice and without first resorting to any other collateral.

        This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

        This Note constitutes the amendment and restatement in its entirety of the Amended and Restated Revolving Promissory Note of the Borrower to the Lender in the principal amount of $10,000,000.00 dated July 25, 1997 (the "ORIGINAL NOTE"), and is in substitution therefor and an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Original Note or to release or terminate any guaranty or any lien, mortgage, pledge or other security interest in favor of the Lender.

        This Note is the Revolving Credit Note referred to in, entitled to the benefits of, and subject to the terms and conditions of the Loan Agreement.

        TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

                                            BORROWER:

                                            Q.E.P. CO., INC.

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            Q.E.P. - O'TOOL, INC.

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized



                                            MARION TOOL CORPORATION

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized



                                            WESTPOINT FOUNDRY, INC.

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized



                                           ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                           By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            ROBERTS HOLDING INTERNATIONAL, INC.

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized



                                            ROBERTS COMPANY CANADA LIMITED

                                            By  /s/ LEWIS GOULD
                                              --------------------------------
                                                   Lewis Gould
                                                   Its President
                                                   Duly Authorized

                                   EXHIBIT B

                              TERM PROMISSORY NOTE

$8,000,000.00                                                New York, New York
                                                               October 21, 1997


        FOR VALUE RECEIVED, the undersigned, Q.E.P. CO., INC., a Delaware corporation with its chief executive office and principal place of business at 1081 Holland Drive, Boca Raton, Florida 33487, Q.E.P. - O'TOOL, INC., a California corporation with its chief executive office and principal place of business at 20535 Belshaw Avenue, Carson, California 90746, MARION TOOL CORPORATION, an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, WESTPOINT FOUNDRY, INC., an Indiana corporation with its chief executive office and principal place of business at 11th Street and Miller Avenue, Marion, Indiana 46952, ROBERTS CONSOLIDATED INDUSTRIES, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, ROBERTS HOLDING INTERNATIONAL, INC., a Delaware corporation with its chief executive office and principal place of business at 600 North Baldwin Park Boulevard, City of Industry, California 91749, and ROBERTS COMPANY CANADA LIMITED, an Ontario corporation with its chief executive office and principal place of business at 2070 Steeles Avenue, Bramalea, Ontario, Canada L6T1A7 (all of the foregoing collectively called the "BORROWER") promise to pay to the order of FLEET NATIONAL BANK, a national banking association ("LENDER"), having a place of business at One Landmark Square, Stamford, Connecticut or at such other place as Lender may from time to time designate in writing, the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00) (the "PRINCIPAL AMOUNT"), pursuant to that certain Amended and Restated Loan Agreement dated of even date herewith between Borrower and Lender (as amended and in effect from time to time, the "LOAN AGREEMENT"), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all amounts which may become due under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement);
(iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

        Equal quarterly payments of principal in the amount of Two Hundred Eighty-Five Thousand Seven Hundred Fourteen and 28/100 Dollars ($285,714.28) shall be due and payable commencing on January 1, 1998 and continuing on the first day of each succeeding quarter thereafter until the outstanding Principal Amount, together with all interest accrued thereon has been fully paid, except that if not sooner paid, the Principal Amount, together with all accrued but unpaid interest thereon, shall be due and payable on October 1, 2004 (the "MATURITY DATE").

        Interest on the Principal Amount shall be computed and shall be payable at the rate and in the manner as provided in the Loan Agreement until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

        In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to five percent (5%) of such amount due.

        Upon the occurrence of default by Borrower in the performance of any of Borrower's obligations hereunder, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, all principal and accrued but unpaid interest shall bear interest until paid in full, payable on demand at the Default Rate. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

        Borrower may prepay the Note only as permitted in the Loan Agreement.

        Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

        This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

        Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

        TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

                                          BORROWER:

                                          Q.E.P. CO., INC.

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                          Q.E.P. - O'TOOL, INC.

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized



                                          MARION TOOL CORPORATION

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized



                                          WESTPOINT FOUNDRY, INC.

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized



                                          ROBERTS CONSOLIDATED INDUSTRIES, INC.

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                          ROBERTS HOLDING INTERNATIONAL, INC.

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized



                                          ROBERTS COMPANY CANADA LIMITED

                                          By  /s/ LEWIS GOULD
                                            --------------------------------
                                                 Lewis Gould
                                                 Its President
                                                 Duly Authorized